                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                              THE BENCHMARK FUNDS
                               4900 SEARS TOWER
                            CHICAGO, ILLINOIS 60606

                          GOVERNMENT SELECT PORTFOLIO
                             GOVERNMENT PORTFOLIO
                         DIVERSIFIED ASSETS PORTFOLIO
                             TAX-EXEMPT PORTFOLIO

               APRIL 1, 1997 AS SUPPLEMENTED ON OCTOBER 10, 1997

This Statement of Additional Information (the "Additional Statement") dated April 1, 1997 (as supplemented on October 10, 1997) is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus for the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios of The Benchmark Funds (the "Prospectus") dated April 1, 1997. Copies of the Prospectus may be obtained without charge by calling Goldman, Sachs & Co. ("Goldman Sachs") toll-free at 1-800-621-2550 (outside Illinois) or by writing to the address stated above. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

                              ------------------

                                     INDEX

                                                               Page
                                                               ----
     ADDITIONAL INVESTMENT INFORMATION                         B-3
          Investment Objectives and Policies                   B-3
          Investment Restrictions                              B-10
     ADDITIONAL TRUST INFORMATION                              B-13
          Trustees and Officers                                B-13
          Investment Adviser,
          Transfer Agent and Custodian                         B-20
          Administrator and Distributor                        B-26
          Counsel and Auditors                                 B-28
          In-Kind Purchases                                    B-28
     PERFORMANCE INFORMATION                                   B-29
     AMORTIZED COST VALUATION                                  B-30
     DESCRIPTION OF UNITS                                      B-32
     ADDITIONAL INFORMATION CONCERNING TAXES                   B-35
          General                                              B-35
          Special Tax Considerations
          Pertaining to the
          Tax-Exempt Portfolio                                 B-37
          Foreign Investors                                    B-38
          Conclusion                                           B-38
     OTHER INFORMATION                                         B-38
     FINANCIAL STATEMENTS                                      B-40
     APPENDIX A (Description of Securities Ratings)            1-A

                               ----------------

No person has been authorized to give any information or to make any representations not contained in this Additional Statement or in the prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the trust or by the distributor in any jurisdiction in which such offering may not lawfully be made.

UNITS OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                       ADDITIONAL INVESTMENT INFORMATION


INVESTMENT OBJECTIVES AND POLICIES

The following supplements the investment objectives and policies of the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios (the "Portfolios") of The Benchmark Funds (the "Trust") as set forth in the Prospectus.

Description of Commercial Paper, Bankers' Acceptances, Certificates of Deposit and Time Deposits

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party.

As stated in the Prospectus, the Diversified Assets Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Description of Asset-Backed Securities

The Diversified Assets Portfolio may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Such difficulties are not, however, expected to have a significant effect on the Portfolio since the remaining maturity of any asset-backed security acquired will be 13 months or less. Asset-backed securities acquired by the Portfolio may include collateralized mortgage obligations ("CMOs") issued by private companies.

U.S. Government Obligations

Examples of the types of U.S. Government obligations that may be acquired by the Portfolios include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, and the Maritime Administration.

Custodial Receipts for Treasury Securities

The Portfolios (other than the Government Select Portfolio) may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

U.S. Treasury STRIPS

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. All Portfolios, including the Government Select Portfolio, may acquire securities registered under the STRIPS program.

Bank and Deposit Notes

The Diversified Assets Portfolio may purchase bank and deposit notes. Bank notes rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Variable and Floating Rate Instruments

With respect to the variable and floating rate instruments that may be acquired by the Portfolios as described in the Prospectus, Northern will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is of "high quality," the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Portfolios will invest in variable and floating rate instruments only when Northern deems the investment to involve minimal credit risk. In determining weighted average portfolio maturity, an instrument may, subject to SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument.

Investment Companies

To the extent required by the 1940 Act and the regulations and orders of the SEC thereunder, each Portfolio currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made, not more than 3% of the total outstanding stock of any one investment company will be owned by the Portfolio, the Trust as a whole and their affiliated persons (as defined in the 1940 Act). An investment company whose securities are purchased by a Portfolio or the Trust is not obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid. Notwithstanding the foregoing, a Portfolio may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust, and will comply with any fundamental investment restriction that may otherwise be applicable to such investments. To the extent required by the 1940 Act, each Portfolio expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, as are deemed creditworthy by Northern under guidelines approved by the Trust's Board of Trustees. The repurchase price under the repurchase agreements will generally equal the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Trust's custodian (or subcustodian), in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

Reverse Repurchase Agreements

Each Portfolio (except the Tax-Exempt Portfolio) may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolios will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Portfolio will maintain in a segregated account liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

Securities Lending

Collateral for loans of portfolio securities made by a Portfolio may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Portfolio lends its securities, it continues to receive interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

Forward Commitments and When-Issued Securities

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining a Portfolio's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio's custodian (or subcustodian) will maintain in a segregated account liquid assets having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian or subcustodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Yields and Ratings

The yields on certain obligations, including the money market instruments in which the Portfolios invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, D&P, Fitch and TBW represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Municipal Instruments

Opinions relating to the validity of Municipal Instruments and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Trust nor Northern will review the proceedings relating to the issuance of Municipal Instruments or the bases for such opinions.

An issuer's obligations under its Municipal Instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Instruments may be materially adversely affected by litigation or other conditions.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the Federal income tax status of interest on Municipal Instruments. Future proposals could materially adversely affect the availability of Municipal Instruments for investment by the Tax-Exempt Portfolio and the liquidity and value of the Portfolio. In such an event the Board of Trustees would reevaluate the Portfolio's investment objective and policies and consider changes in its structure or possible dissolution.

Interest earned by the Tax-Exempt Portfolio on private activity bonds (if any) that is treated as a specific tax preference item under the Federal alternative minimum tax will not be deemed to have been derived from Municipal Instruments for purposes of determining whether that Portfolio meets its fundamental policy that at least 80% of its annual gross income be derived from Municipal Instruments.

STANDBY COMMITMENTS

The Tax-Exempt Portfolio may enter into standby commitments with respect to Municipal Instruments held by it. Under a standby commitment, a dealer agrees to purchase at the Portfolio's option a specified Municipal Instrument at its amortized cost value to the Portfolio plus accrued interest, if any. Standby commitments may be exercisable by the Portfolio at any time before the maturity of the underlying Municipal Instruments and may be sold, transferred or assigned only with the instruments involved.

The Tax-Exempt Portfolio expects that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a standby commitment either separately in cash or by paying a higher price for Municipal Instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each standby commitment is acquired.

The Portfolio intends to enter into standby commitments only with dealers, banks and broker-dealers which, in Northern's opinion, present minimal credit risks. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation or assumed maturity of the underlying Municipal Instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where the Portfolio pays directly or indirectly for a standby commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

INVESTMENT RESTRICTIONS

Each Portfolio is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding units.

No Portfolio may:

     (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

     (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements for the Diversified Assets, Government and Government Select Portfolios) except to secure permitted borrowings.

     (3) Purchase or sell real estate or securities issued by real estate investment trusts, but this restriction shall not prevent a Portfolio from investing directly or indirectly in portfolio instruments secured by real estate or interests therein.

     (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs.

     (5) Invest in companies for the purpose of exercising control or management.

     (6) Act as underwriter of securities (except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies), purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities or maintain a short position, or write puts, calls or combinations thereof.

     (7) Purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio, except that up to 25% of the value of its total assets may be invested without regard to this 10% limitation.

     (8) Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of such Portfolio's total assets would be invested in such issuer, except that: (a) up to 25% of the value of the total assets of the Tax-Exempt Portfolio may be invested in any securities, and up to 25% of the value of the total assets of each of the other Portfolios may be invested in repurchase agreements, certificates of deposit and bankers' acceptances, without regard to this 5% limitation; and (b) with respect to each Portfolio, such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities.

     (9) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Portfolio to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Portfolio reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. Government obligations or such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

     (10) Borrow money (other than pursuant to reverse repurchase agreements for the Portfolios described above), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Portfolio's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Portfolio do not exceed one-third of the Portfolio's total assets. No purchases of securities will be made if borrowings subject to this restriction exceed 5% of the value of the Portfolio's assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of the Trust's Portfolios by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Portfolio fall below 300% of its borrowings, the Trust will promptly reduce the borrowings of such Portfolio in accordance with the 1940 Act.

                                  *    *    *

The freedom of action reserved in Restriction No. 9 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks.

In addition, as matters of fundamental policy, the Government Select Portfolio, Government Portfolio and Diversified Assets Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the applicable Portfolio's total assets; and the Tax-Exempt Portfolio may not acquire direct ownership of industrial development bonds if, as a result of such acquisition, more than 5% of the value of its total assets would be invested in industrial development bonds where payment of principal and interest is the responsibility of companies (including their predecessors) with less than three years of operating history and such bonds are not guaranteed as to principal and interest by companies (including their predecessors) with three years or more of operating history.

Except to the extent otherwise provided in Investment Restriction (9) for the purpose of such restriction, in determining industry classification the Trust intends to use the industry classification titles in the Standard Industrial Classification Manual.

In applying Restriction No. 8 and Restriction No. 9 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio.

                         ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Trust is set forth below.


NAME, AGE                             POSITIONS                  PRINCIPAL OCCUPATION(S)
AND ADDRESS                           WITH TRUST                   DURING PAST 5 YEARS
-----------                           ----------                 ------------------------

William H. Springer, 68               Chairman                   Vice Chairman of Ameritech (a telecommunications holding
701 Morningside Drive                 and                        company), from February 1987 to retirement in August 1992;
Lake Forest, IL 60045                 Trustee                    Vice Chairman, Chief Financial and Administrative Officer of
                                                                 Ameritech prior to 1987; Director, Walgreen Co. (a retail drug store business); Director of Baker, Fentress & Co. (a closed-end, non-diversified management investment company) from April 1992 to present; Trustee, Goldman Sachs Trust from 1989 to present.

Richard Gordon Cline, 62              Trustee                    Chairman, Hawthorne Investors, Inc. (a management advisory
4200 Commerce Court                                              services and private investment company) since January 1996;
Suite 300                                                        Chairman and CEO of NICOR Inc. (a diversified public utility
Lisle, IL  60532                                                 holding company) from 1986 to 1995, and President, 1992-1993;
                                                                 Director: Whitman Corporation (a diversified holding company);
                                                                 Kmart Corporation (a retailing company); Ryerson Tull, Inc. (a metals distribution company); and University of Illinois
                                                                 Foundation.

Edward J. Condon, Jr., 57             Trustee                    Chairman of The Paradigm Group, Ltd. (a financial advisor) since
227 West Monroe Street                                           July 1993; Vice President and Treasurer of Sears, Roebuck and Co.
Chicago, IL 60606                                                (a retail corporation) from February 1989 to July 1993; within the last five years he has served as a Director of: Sears Roebuck
                                                                 Acceptance


NAME, AGE                    POSITIONS         PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH TRUST        DURING PAST 5 YEARS
-----------                  ----------        ------------------------
                                               Corp.; Discover Credit Corp.; Sears
                                               Receivables Financing Group,Inc.; Sears
                                               Credit Corp.; and Sears Overseas Finance
                                               N.V; Member of the Board of Managers of
                                               The Liberty Hampshire Company, LLC; Vice
                                               Chairman and Director of Energenics LLC;
                                               Director of University Eldercare, Inc.;
                                               Director of the Girl Scouts of Chicago;
                                               and Trustee of Dominican University.

John W. English, 64          Trustee           Private Investor;  Vice President
50-H New England Avenue                        and Chief Investment
P.O. Box 640                                   Officer of The Ford Foundation
Summit, NJ 07902-0640.                         (a charitable trust) from 1981 until 1993;  Trustee:
                                               The China Fund, Inc.; Retail Property
                                               Trust; Sierra Trust; American Red Cross in
                                               Greater New York; Mote Marine Laboratory;
                                               and United Board for Christian Higher
                                               Education in Asia.  Director: University
                                               of Iowa Foundation; Blanton-Peale
                                               Institutes of Religion and Health;
                                               Community Foundation of Sarasota County;
                                               Duke Management Company; and John Ringling
                                               Centre Foundation.

James J. Gavin, Jr., 75      Trustee           Vice Chairman from January
161 Thorntree Lane                             1985 to August 1987 and Senior
Winnetka, Illinois 60093                       Vice President-Finance and Chief Financial
                                               Officer from 1975 to January 1985 of Borg-
                                               Warner Corporation (a diversified
                                               manufacturing company also engaged in
                                               providing financial and protective
                                               services); Director of Service Corporation
                                               International (a funeral service/cemetery
                                               company) since September 1986 and Huntco,
                                               Inc. (a major intermediate steel
                                               processor) since June 1993.

                                      B-14


NAME, AGE              POSITIONS      PRINCIPAL OCCUPATION(S)
AND ADDRESS            WITH TRUST     DURING PAST 5 YEARS
-----------            ----------     -------------------
Sandra Polk Guthman, 53  Trustee      President and CEO of Polk
420 N. Wabash Avenue                  Bros. Foundation (an Illinois
Suite 204                             not-for-profit corporation)
Chicago, IL  60611                    from 1993 to present; Director of Business
                                      Transformation from 1992-1993, and
                                      Midwestern Director of Marketing from
                                      1988-1992, IBM Corporation; Director:MBIA
                                      Insurance Corporation of Illinois (bank
                                      holding company) since 1994 and Avondale
                                      Financial Corporation (a stock savings and
                                      loan holding company) since 1995.

Frederick T. Kelsey, 70  Trustee      Consultant to Goldman Sachs
738 York Court                        from December 1985 through
Northbrook, IL  60062                 February 1988;  Director of
                                      Goldman Sachs Funds Group and Vice
                                      President of Goldman Sachs from May 1981
                                      until his retirement in November 1985;
                                      President and Treasurer of the Trust and
                                      other investment companies affiliated with
                                      Goldman Sachs through August 1985;
                                      President from 1983 to 1985, and Trustee
                                      from 1983 to 1994, The Centerland Funds
                                      and its successor, The Pilot Funds;
                                      Trustee, various management investment
                                      companies affiliated with Zurich Kemper
                                      Investments.

Richard P. Strubel, 57  Trustee       Managing Director, Tandem
70 West Madison St                    Partners, Inc. (a privately
Suite 1400                            held management services firm)
Chicago, IL 60602                     since 1990; President and CEO, Microdot,
                                      Inc. (a privately held manufacturing firm)
                                      from 1984 to 1994; Trustee, Goldman Sachs
                                      Trust from 1987 to present; Director of
                                      Kaynar Technologies Inc. (a leading
                                      manufacturer of aircraft fasteners);
                                      Trustee of the University of Chicago;
                                      Director of Children's Memorial Medical
                                      Center.



NAME, AGE                           POSITIONS   PRINCIPAL OCCUPATION(S)
AND ADDRESS                         WITH TRUST  DURING PAST 5 YEARS
-----------------------             ----------  -----------------------------

Nancy L. Mucker, 47                 Vice        Vice President, Goldman Sachs
4900 Sears Tower                    President   (since April 1985); Manager,
Chicago, IL  60606                              Shareholder Servicing of GSAM
                                                (since November 1989).

John W. Mosior, 58                  Vice        Vice President, Goldman Sachs;
4900 Sears Tower                    President   Manager of Shareholder
Chicago, IL  60606                              Servicing of GSAM (since
                                                November 1989).

Scott M. Gilman, 37                 Treasurer   Director, Mutual Fund Admin-
One New York Plaza                              istration, GSAM (since April
New York, NY  10004                             1994); Assistant Treasurer of
                                                Goldman Sachs Funds Management,
                                                Inc. (since March 1993); Vice
                                                President, Goldman Sachs (since
                                                March 1990).

John Perlowski, 32                  Assistant   Vice President, Goldman Sachs
One New York Plaza                  Treasurer   (since July 1995); Director,
New York, NY  10004                             Investors Bank and Trust Company
                                                (November 1993 to July 1995);
                                                Audit Manager of Arthur
                                                Anderson, LLP (prior thereto).

Michael J. Richman, 36              Secretary   Associate General Counsel,
85 Broad Street                                 GSAM (since February 1994);
New York, NY 10004                              Vice President and Assistant
                                                General Counsel of Goldman Sachs
                                                (since June 1992); Counsel to
                                                the Funds Group of GSAM (since
                                                June 1992); Partner of Hale and
                                                Dorr (September 1991 to June
                                                1992).

Howard B. Surloff, 32               Assistant   Vice President and Assistant
85 Broad Street                     Secretary   General Counsel, Goldman Sachs
New York, NY 10004                              (since November 1993 and May
                                                1994, respectively); Counsel to
                                                the Funds Group, GSAM (since
                                                November 1993); Associate of
                                                Shereff, Friedman, Hoffman &
                                                Goodman, LLP (prior thereto).




NAME, AGE                            POSITIONS   PRINCIPAL OCCUPATION(S)
AND ADDRESS                          WITH TRUST  DURING PAST 5 YEARS
--------------------------           ----------  ------------------------------

Valerie A. Zondorak, 31              Assistant   Vice President, Goldman Sachs
85 Broad Street                      Secretary   (since March 1997); Counsel to
New York, NY  10004                              the Funds Group, GSAM (since
                                                 March 1997); Associate,
                                                 Shereff, Friedman, Hoffman &
                                                 Goodman, LLP (prior thereto).

Steven E. Hartstein, 33              Assistant   Legal Products Analyst,
85 Broad Street                      Secretary   Goldman Sachs (since June
New York, NY  10004                              1993); Funds Compliance
                                                 Officer, Citibank Global Asset
                                                 Management (August 1991 to June
                                                 1993).

Deborah A. Farrell, 26               Assistant   Legal Assistant, Goldman Sachs
85 Broad Street                      Secretary   (since January 1994;)
New York, NY  10004                              Formerly at Cleary,
                                                 Gottlieb, Steen & Hamilton.

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern, Goldman Sachs and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Springer, Kelsey, Strubel, Mosior, Gilman, Richman, Surloff and Hartstein and Mmes. Farrell, Mucker and Zondorak hold similar positions with one or more investment companies that are advised by Goldman Sachs. As a result of the responsibilities assumed by Northern under its Advisory Agreement, Transfer Agency Agreement and Custodian Agreement and Foreign Custody Agreement with the Trust and by Goldman Sachs under its Administration Agreement and Distribution Agreement with the Trust, the Trust itself requires no employees.

Each officer holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Each Trustee earns a quarterly retainer of $6,250 and the Chairman of the Board earns a quarterly retainer of $9,375. Each Trustee, including the Chairman of the Board, earns an additional fee of $1,500 for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

In addition, the Trustees established an Audit Committee consisting of three members including a Chairman of the Committee. Each member earns a fee of $1,500 for each meeting attended and the Chairman earns a quarterly retainer of $1,250.

Each Trustee will hold office for an indefinite term until the earliest of (1) the next meeting of Unitholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (2) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or Unitholders, in accordance with the Trust's Agreement and Declaration of Trust, or (3) in accordance with the current resolutions of the Board of Trustees (which may be changed without Unitholder vote), on the last day of the fiscal year of the Trust in which he or she attains the age of 72 years (or, in the case of Mr. Gavin, until November 30, 1997).

The Trust's officers do not receive fees from the Trust for services in such capacities, although Goldman Sachs, of which they are also officers, receives fees from the Trust for administrative services.

                                      B18

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the one-year period ended November 30, 1996:+

                                                 Pension or
                                                 Retirement           Total
                                                  Benefits      Compensation from
                              Aggregate          Accrued as      Registrant and
                            Compensation          Part of       Fund Complex Paid
Name of Trustee          from the Registrant  Trust's Expenses     to Trustees
-----------------------  -------------------  ----------------  -----------------
William H. Springer           $45,000                $0              $45,000
Edward J. Condon, Jr.         $32,500                $0              $32,500
John W. English               $31,000                $0              $31,000
James J. Gavin                $35,500                $0              $35,500
William B. Jordan*            $ 2,083                $0              $ 2,083
Frederick T. Kelsey           $35,500                $5,325**        $40,825
Richard P. Strubel            $40,500                $0              $40,500


*  Retired as of December 31, 1995.
** Interest from deferred compensation.

+ Mr. Cline and Ms. Guthman are not included in the foregoing table as they were not elected as Trustees of the Trust until September 1997.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

Northern is one of the nation's leading providers of trust and investment management services. As of June 30, 1997, Northern had over $149 billion in assets under management for clients including public and private retirement funds, endowments, foundations, trusts, corporations, and individuals. Northern is one of the strongest banking organizations in the United States. Northern believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and may also provide educational material to their employees, (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations, (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs, and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives.

Under its Advisory Agreement with the Trust, Northern, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for each Portfolio and placing purchase and sale orders for the portfolio transactions of the Portfolios. In connection with portfolio transactions for the Portfolios, which are generally done at a net price without a broker's commission, Northern's Advisory Agreement provides that Northern shall attempt to obtain the best net price and execution. In assessing the best overall terms available for any transaction, Northern is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, Northern may consider the brokerage and research services provided to the Portfolios and/or other accounts over which Northern or an affiliate of Northern exercises investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

For the fiscal years ended November 30, 1996, 1995 and 1994, all portfolio transactions for the Portfolios were executed on a principal basis and, therefore, no brokerage commissions were paid by the Portfolios. Purchases by the Portfolios from underwriters of portfolio securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer's cost for a given security and the resale price of the security.

Northern's investment advisory duties for the Trust are carried out through its Trust Department. On occasions when Northern deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other fiduciary or agency accounts managed by it (including any other Portfolio, investment company or account for which Northern acts as adviser), the Agreement provides that Northern, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Portfolio with those to be sold or purchased for such other accounts in order to obtain best net price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Portfolio or the amount of the securi ties that are able to be sold for a Portfolio. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits Northern, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of Northern's opinion of the reliability and quality of such broker or dealer.

The Advisory Agreement provides that Northern may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify Northern against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

Under its Transfer Agency Agreement with the Trust, Northern has undertaken to
(1) answer customer inquiries regarding the current yield of, and certain other matters (e.g. account status information) pertaining to, the Trust, (2) process purchase and redemption transactions, including transactions generated by any service provided outside of the Agreement by Northern, its affiliates or correspondent banks whereby customer account cash balances are automatically invested in units of the Portfolios, and the disbursement of the proceeds of redemptions, (3) establish and maintain separate omnibus accounts with respect to unitholders investing through Northern or any of its affiliates and correspondent banks and act as transfer agent and perform sub-accounting services with respect to each such account, (4) provide periodic statements showing account balances, (5) mail reports and proxy materials to unitholders, (6) provide information in connection with the preparation by the Trust of various regulatory reports and prepare reports to the Trustees and management, (7) answer inquiries (including requests for prospectuses and Additional Statements, and assistance in the completion of new account applications) from investors and respond to all requests for information regarding the Trust (such as current price, recent performance, and yield data) and questions relating to accounts of investors (such as possible errors in statements, and transactions), (8) respond to and seek to resolve all complaints of investors with respect to the Trust or their accounts, (9) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to investors, (10) furnish the Trust all pertinent Blue Sky information, (11) perform all required tax withholding, (12) preserve records, and (13) furnish necessary office space, facilities and personnel. Northern may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by Northern under the Transfer Agency Agreement and the assumption by Northern of related expenses, Northern is entitled to a fee from the Trust, payable monthly, at an annual rate equal to $18 for each subaccount relating to units of the Trust. This fee is subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment. Northern's affiliates and correspondent banks may receive compensation for performing the services described in the preceding paragraph that Northern would otherwise receive. Conflict-of-interest restrictions under state and Federal law (including the Employee Retirement Income Security Act of 1974) may apply to the receipt by such affiliates or correspondent banks of such compensation in connection with the investment of fiduciary funds in Portfolio units.

Under its Custodian Agreement with the Trust, Northern (1) holds each Portfolio's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Portfolio, (3) makes receipts and disbursements of funds on behalf of the Portfolio, (4) receives, delivers and releases securities on behalf of the Portfolio, (5) collects and receives all income, principal and other payments in respect of the Portfolio's securities held by Northern under the Agreement, and (6) maintains the accounting records of the Trust. Northern may employ one or more subcustodians, provided that Northern shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern and that the responsibility or liability of the subcustodian to Northern shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian. Northern may also appoint agents to carry out such of the provisions of the Custodian Agreement as Northern may from time to time direct, provided that the appointment of an agent shall not relieve Northern of any of its responsibilities under the Agreement.

As compensation for the services rendered to the Trust by Northern as custodian, and the assumption by Northern of certain related expenses, Northern is entitled to payment from the Trust as follows: (i) $18,000 annually for each Portfolio, plus (ii) 1/100th of 1% annually of each Portfolio's average daily net assets to the extent they exceed $100 million, plus (iii) a fixed dollar fee for each trade in portfolio securities, plus (iv) a fixed dollar fee for each time that Northern as custodian receives or transmits funds via wire, plus (v) reimbursement of expenses incurred by Northern as custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (iii) and (iv) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern may permanently or temporarily waive all or any portion of any upward adjustment.

Unless sooner terminated, each of the Advisory Agreement, Transfer Agency Agreement and Custodian Agreement between Northern and the Trust will continue in effect with respect to a particular Portfolio until April 30, 1998, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (2) by the Trustees or by the vote of a majority of the outstanding units of such Portfolio (as defined below under "Other Information"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or unitholder action) on 60 days' written notice to Northern and by Northern on 60 days' written notice to the Trust.

For the fiscal periods ended November 30, as indicated, the amount of the Advisory Fee (after fee waivers) incurred by each Portfolio was as follows:

                                   1996        1995        1994
                                ----------  ----------  ----------

Government Select Portfolio     $  772,113  $  569,065  $  412,427
Government Portfolio             2,617,746   1,938,878   2,217,731
Diversified Assets Portfolio     7,832,358   7,080,710   7,778,438
Tax-Exempt Portfolio             1,885,156   1,687,136   2,619,554

In addition, for the fiscal periods ended November 30, as indicated, Northern waived additional advisory fees with respect to the Government Select Portfolio in the amounts of $1,157,788, $853,605 and $622,131. Northern waived additional advisory fees with respect to the Government Portfolio for the period from June 1, 1994 through July 31, 1994 in the amount of $69,721.

For the fiscal periods ended November 30, as indicated, the amount of the Transfer Agency Fee incurred by each Portfolio was as follows:

                                   1996      1995      1994
                                -------  --------  --------
Government Select Portfolio     $22,274  $ 25,000  $ 24,000
Government Portfolio             31,048    32,000    42,000
Diversified Assets Portfolio     64,579   110,000   171,999
Tax-Exempt Portfolio             14,883    32,000    61,000

For the fiscal periods ended November 30, as indicated, the amount of the Custodian Fees incurred by each Portfolio was as follows:

                                    1996      1995      1994
                                --------  --------  --------
Government Select Portfolio     $ 96,787  $ 75,122  $ 55,000
Government Portfolio             131,957   101,086   110,235
Diversified Assets Portfolio     360,387   317,635   345,186
Tax-Exempt Portfolio             105,936    97,551   126,449

Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern believes that it may perform the services contemplated by its agreements with the Trust without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern from continuing to perform such services for the Trust.

Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern in connection with the provision of services on behalf of the Trust, the Trust might be required to alter materially or discontinue its arrangements with Northern and change its method of operations. It is not anticipated, however, that any change in the Trust's method of operations would affect the net asset value per unit of any Portfolio or result in a financial loss to any unitholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing units of an open-end investment company were relaxed, the Trust expects that Northern would consider the possibility of offering to perform some or all of the services now provided by Goldman Sachs. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern might offer to provide services for consideration by the Trustees.

Northern is active as an underwriter of municipal instruments. Under the 1940 Act the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern is serving as a principal underwriter. In the opinion of Northern, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.

Goldman Sachs is also an active investor, dealer and/or underwriter in many types of money market instruments. Its activities in this regard could have some effect on the market for those instruments which the Portfolios acquire, hold or sell.

In the Advisory Agreement, Northern agrees that the name "The Benchmark" may be used in connection with the Trust's business on a royalty-free basis. Northern has reserved to itself the right to grant the non-exclusive right to use the name "The Benchmark" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "The Benchmark." (This undertaking by the Trust may be subject to certain legal limitations.)

PORTFOLIO TRANSACTIONS

During the fiscal year ended November 30, 1996, the Diversified Assets Portfolio acquired and sold securities of Bear Stearns & Co., Donaldson Lufkin & Jenrette Securities, Inc., J.P. Morgan Securities, Inc., Merrill Lynch & Co., Inc. and Swiss Bank, each a regular broker/dealer. At November 30, 1996, the Diversified Assets Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents:
Bear Stearns & Co., with an approximate aggregate market value of $270,101,000, Donaldson, Lufkin & Jenrette Securities, Inc., with an approximate aggregate market value of $200,000,000, J.P. Morgan Securities, Inc., with an approximate aggregate market value of $131,063,000, Merrill Lynch & Co., Inc., with an approximate aggregate market value of $50,000,000 and Swiss Bank, with an approximate aggregate market value of $10,001,000.

During the fiscal year ended November 30, 1996, the Government Portfolio acquired and sold securities of Bear Stearns & Co., J.P. Morgan Securities, Inc., Nomura Securities and UBS Securities, each a regular broker/dealer. At November 30, 1996, the Government Portfolio owned the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parents: Bear Stearns & Co., with an approximate aggregate market value of $140,000,000, J.P. Morgan Securities, Inc., with an approximate aggregate market value of $8,704,000, Nomura Securities, with an approximate aggregate market value of $200,000,000 and UBS Securities, with an approximate aggregate market value of $50,000,000.

ADMINISTRATOR AND DISTRIBUTOR

Under its Administration Agreement with the Trust, Goldman Sachs, subject to the general supervision of the Trust's Board of Trustees, acts as the Trust's Administrator. In this capacity, Goldman Sachs (1) provides supervision of all aspects of the Trust's non-investment advisory operations (the parties giving due recognition to the fact that certain of such operations are performed by Northern pursuant to the Trust's agreements with Northern), (2) provides the Trust, to the extent not provided pursuant to such agreements, with such personnel as are reasonably necessary for the conduct of the Trust's affairs,
(3) arranges, to the extent not provided pursuant to such agreements, for the preparation at the Trust's expense of its tax returns, reports to unitholders, periodic updating of the Prospectus issued by the Trust, and reports filed with the SEC and other regulatory authorities (including qualification under state securities or Blue Sky laws of the Trust's units), and (4) provides the Trust, to the extent not provided pursuant to such agreements, with adequate office space and equipment and certain related services in Chicago.

For the fiscal periods ended November 30, as indicated, Goldman Sachs received fees under the Administration Agreement (after fee waivers) in the amount of:

                                      1996        1995        1994
                                ----------  ----------  ----------
Government Select Portfolio     $  897,049  $  751,804  $  590,000
Government Portfolio             1,036,172     895,112   1,118,000
Diversified Assets Portfolio     2,079,083   1,928,672   1,917,000
Tax-Exempt Portfolio               885,446     828,163     777,000

For the fiscal periods ended November 30, as indicated, and prior to May 1, 1997, Goldman Sachs voluntarily agreed to waive a portion of its Administration Fee for each Portfolio resulting in an effective fee of .10% of the average daily net assets for each Portfolio. The effect of these waivers by Goldman Sachs was to reduce administration fees by the following amounts:

                                    1996      1995      1994
                                --------  --------  --------
Government Select Portfolio     $364,826  $346,936  $348,837
Government Portfolio             305,696   369,546   525,528
Diversified Assets Portfolio           0         0         0
Tax-Exempt Portfolio             382,218   389,481    66,927

In addition, pursuant to an undertaking that commenced August 1, 1992, Goldman Sachs agreed that, if its administration fees (less expense reimbursements paid by Goldman Sachs to the Trust and less certain marketing expenses paid by Goldman Sachs) exceed a specified amount ($1 million for the Trust's first twelve investment portfolios plus $50,000 for each additional portfolio) during the current fiscal year, Goldman Sachs will waive a portion of its administration fees during the following fiscal year. This undertaking may be terminated by Goldman Sachs at any time without the consent of the Trust or the unitholders. There have been no waivers pursuant to this agreement during the last three fiscal periods.

Goldman Sachs has agreed for the current fiscal year to reimburse each Portfolio for all expenses (including fees payable to Goldman Sachs as administrator, but excluding the fees payable to Northern for its duties as investment adviser or transfer agent, servicing fees and extraordinary expenses) which exceed on an annualized basis .10% of each Portfolio's average net assets. Prior to May 1, 1997, this undertaking was voluntary with respect to the Portfolios. As of May 1 1997, this undertaking is contractual with respect to all Portfolios. For the fiscal periods ended November 30, 1996, 1995 and 1994, there were no reductions in the administration fee.

Unless sooner terminated the Administration Agreement will continue in effect with respect to a particular Portfolio until April 30, 1998, and thereafter for successive 12-month periods, provided that the agreement is approved annually
(1) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees or by the vote of a majority of the outstanding units of such Portfolio (as defined below under "Other Information"). The Administration Agreement is terminable at any time without penalty by the Trust (upon specified Trustee or unitholder action) on 60 days' written notice to Goldman Sachs and by Goldman Sachs on 60 days' written notice to the Trust.

The Trust has entered into a Distribution Agreement under which Goldman Sachs, as agent, sells shares of each Portfolio on a continuous basis. Goldman Sachs pays the cost of printing and distributing prospectuses to persons who are not unitholders of Trust shares (excluding preparation and typesetting expenses) and of all other sales presentations, mailings, advertising and other distribution efforts. No compensation is payable by the Trust to Goldman Sachs for such distribution services.

The Administration Agreement and the Distribution Agreement provide that Goldman Sachs may render similar services to others so long as its services under such Agreements are not impaired thereby. The Administration Agreement provides that the Trust will indemnify Goldman Sachs against certain liabilities (including liabilities under the Federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Administration Agreement and Distribution Agreement) or, in lieu thereof, contribute to resulting losses.

Counsel and Auditors

Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to the Trust.

Ernst & Young LLP, independent auditors, 233 S. Wacker Drive, Chicago, Illinois 60606, have been selected as auditors of the Trust. In addition to audit services, Ernst & Young LLP prepares the Trust's Federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

In-Kind Purchases

Payment for units of a Portfolio may, in the discretion of Northern, be made in the form of securities that are permissible investments for the Portfolio as described in the Prospectus. For further information about this form of payment, contact Northern. In connection with an in-kind securities payment, a Portfolio will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Portfolio and that the Portfolio receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Portfolio; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

                            PERFORMANCE INFORMATION

From time to time the Trust may advertise quotations of "yields" and "effective yields" with respect to each Portfolio's units, and "tax-equivalent yields" with respect to units of the Government Select Portfolio and Tax-Exempt Portfolio computed in accordance with a standardized method, based upon the seven-day period ended on the date of calculation. In arriving at such quotations as to "yield," the Trust first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one unit at the beginning of the period (such net change being inclusive of the value of any additional units issued in connection with distributions of net investment income as well as net investment income accrued on both the original unit and any such additional units, but exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation), then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

The "effective yield" with respect to the units of a Portfolio is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

"Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the product to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield, if more than one stated income tax rate is used.

Quotations of yield, effective yield and tax-equivalent yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern, its affiliates or correspondent banks on their customers in connection with investments in units of the Portfolios are not reflected in the calculation of yields for the Portfolios.

The annualized yield of each Portfolio with respect to units for the seven-day period ended November 30, 1996 was as follows:

                                                Effective         Tax-Equivalent
                                  Yield           Yield               Yield
                                  -----         ---------         --------------

Government Select
  Portfolio                        5.17%          5.30%                 N/A
Government Portfolio               5.09           5.22                  N/A
Diversified Assets
  Portfolio                        5.16           5.29                  N/A
Tax-Exempt Portfolio               3.35           3.41                  5.55%

The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Administrator and Distributor" and "-- Investment Adviser, Transfer Agent and Custodian." In the absence of such fee reductions and expense limitations, the annualized yield of each Portfolio with respect to units for the same seven-day period would have been as follows:

                                               Effective          Tax-Equivalent
                                 Yield           Yield                 Yield
                                 -----         ---------          --------------
Government Select
  Portfolio                       4.97%           5.10%                N/A
Government Portfolio              5.06            5.19                 N/A
Diversified Assets
  Portfolio                       5.16            5.29                 N/A
Tax-Exempt Portfolio              3.30            3.36                 5.50%

Each Portfolio's yield fluctuates, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one week's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in money market interest rates, portfolio expenses and other factors. Yields are one basis investors may use to analyze a Portfolio as compared to other money market funds and other investment vehicles. However, yields of other money market funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining yield.

Each Portfolio may also quote from time to time its total return in accordance with SEC regulations.

                           AMORTIZED COST VALUATION

As stated in the Prospectus, each Portfolio seeks to maintain a net asset value of $1.00 per unit and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if the Portfolio sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less
(more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to Northern, has established procedures that are intended, taking into account current market conditions and the Portfolios' investment objectives, to stabilize the net asset value of each Portfolio, as computed for the purposes of purchases and redemptions, at $1.00 per unit. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per unit and the net asset value per unit based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Portfolio exceeds certain limits or Northern believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing unitholders, the Trust will take action in accordance with the 1940 Act and the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending unitholder income accruals, redeeming units in kind, or utilizing a net asset value per unit based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing unitholders which might arise from Market Value Differences. In particular, if losses were sustained by a Portfolio, the number of outstanding units might be reduced in order to maintain a net asset value per unit of $1.00. Such reduction would be effected by having each unitholder proportionately contribute to the Portfolio's capital the necessary units to restore such net asset value per unit. Each unitholder will be deemed to have agreed to such contribution in these circumstances by investing in the Portfolio.

Rule 2a-7 requires that each Portfolio limit its investments to instruments which Northern determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Portfolio maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per unit and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 13 months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Portfolio to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                             DESCRIPTION OF UNITS

The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional units of beneficial interest of one or more separate series representing interests in different investment portfolios. The Trustees may hereafter create series in addition to the Trust's existing seventeen series which represent interests in the seventeen respective Portfolios. The Prospectus and this Additional Statement relate only to the Government Select, Government, Diversified Assets and Tax-Exempt Portfolios. For information on the Trust's other investment portfolios call Goldman Sachs at the toll-free number on page 1.

Under the terms of the Trust Agreement, each unit of each Portfolio is without par value, represents an interest in the particular Portfolio with each other unit of the same Portfolio and is entitled to such dividends and distributions out of the income belonging to such Portfolio as are declared by the Trustees. Upon any liquidation of a Portfolio, its unitholders are entitled to share pro rata in the net assets belonging to that Portfolio available for distribution. Units do not have any preemptive or conversion rights. The right of redemption is described under "Investing-Redemption of Units" in the Prospectus and under "Amortized Cost Valuation" in this Additional Statement. In addition, pursuant to the terms of the 1940 Act, the right of a unitholder to redeem units and the date of payment by a Portfolio may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Portfolio normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Portfolio to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the unitholders of the Portfolio. The Trust may also suspend or postpone the recordation of the transfer of its units upon the occurrence of any of the foregoing conditions. In addition, units of each Portfolio are redeemable at the unilateral option of the Trust if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the unitholders of the Portfolio. Units when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.

The proceeds received by each Portfolio for each issue or sale of its units, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to the Portfolios are normally allocated in proportion to the net asset value of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding units of each Portfolio affected by the matter. A Portfolio is affected by a matter unless it is clear that the interests of each Portfolio in the matter are substantially identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding units of such Portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by unitholders of the Trust voting together in the aggregate without regard to a particular Portfolio.

As a general matter, the Trust does not hold annual or other meetings of unitholders. This is because the Trust Agreement provides for unitholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of unitholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the unitholders or two-thirds of the Trustees.

Under Massachusetts law, there is a possibility that unitholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust Agreement contains an express disclaimer of unitholder (as well as Trustee and officer) liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each contract, undertaking or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement provides for indemnification out of Trust property of any unitholder charged or held personally liable for the obligations or liabilities of the

Trust solely by reason of being or having been a unitholder of the Trust and not because of such unitholder's acts or omissions or for some other reason. The Trust Agreement also provides that the Trust shall, upon proper and timely request, assume the defense of any charge made against any unitholder as such for any obligation or liability of the Trust and satisfy any judgment thereon. Thus, the risk of a unitholder incurring financial loss on account of unitholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Trust Agreement provides that each Trustee of the Trust will be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee ("disabling conduct"), and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. The Trust Agreement provides further that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses incurred in connection with litigation and other proceedings in which they may be involved (or with which they may be threatened) by reason of their positions with the Trust, except that no Trustee or officer will be indemnified against any liability to the Trust or its unitholders to which he would otherwise be subject by reason of disabling conduct.

Units are held of record by Northern for the benefit of its customers and the customers of its affiliates and correspondent banks who have invested in the Portfolios. As of March 1, 1997, the trustees and officers of the Trust as a group owned less than 1% of the outstanding units of beneficial interest of each Portfolio. Northern has advised the Trust that the following persons (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle, Chicago, IL 60675) beneficially owned five percent or more of the outstanding units of the Portfolios as of March 2, 1997:

                                                                     Percentage
                                                                     of
                                                    Number of        Outstanding
                                                    Units            Units
                                                    -----            -----
GOVERNMENT SELECT PORTFOLIO
Northern Trust Custodian
  MARISOTE Capital Fund                              20,833,417      10.32%
American Medical Association
  Reserve Fund                                       19,384,909       9.60
18-70 Capital Corp.                                  13,115,508       6.50
Imperial Group First Pacific Advisor                 11,284,503       5.59
Santa Fe Pacific Gold Corp Rabi Trust--
  Severance Agreements                               10,744,620       5.32
Bunting Family I Limited Liability
  Company--Sundry Assets                             10,698,681       5.30
GOVERNMENT PORTFOLIO
Texas Teachers Global Equity                        448,807,820      34.69
TAX-EXEMPT PORTFOLIO
Health Care Indemnity Inc.                           59,693,013      14.20
Laurence A. & Preston R. Tisch
  Tenants in Common                                  31,861,958       7.58
RDV Finance Ltd.                                     22,796,022       5.42

                    ADDITIONAL INFORMATION CONCERNING TAXES

General

Each Portfolio is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. By following this policy, each Portfolio expects to eliminate or reduce to a nominal amount the Federal income taxes to which it may be subject. If for any taxable year a Portfolio does not qualify for the special Federal tax treatment afforded regulated investment companies, all of the Portfolio's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to unitholders. In such event, the Portfolio's distributions (including amounts derived from interest on Municipal Instruments in the case of the Tax-Exempt Portfolio) would be taxable as ordinary income for Federal income tax purposes to the Portfolio's unitholders, to the extent of its current and accumulated earnings and profits, and would be eligible for the dividends received deduction in the case of corporate unitholders.

In order to qualify as a regulated investment company for a taxable year under the Code, each Portfolio must comply with certain requirements. First, each Portfolio must distribute to its unitholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income (if any) (the "Distribution Requirement"). At least

90% of the gross income of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies (the "Income Requirement"). In addition, a Portfolio must derive less than 30% of its gross income for a taxable year from gains realized on the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Test"). Interest (including original issue discount and accrued market discount) received by a Portfolio upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. Finally, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses. Under the recently-enacted Taxpayer Relief Act of 1997, the Short-Short Test is repealed for taxable years beginning after August 11, 1997.

Each Portfolio will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to unitholders within 60 days after the close of the Portfolio's taxable year.

Ordinary income of individuals (including short-term capital gains) is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Under the Taxpayer Relief Act of 1997, for capital gains on securities recognized after July 28, 1997, the maximum tax rate for individuals is 20% if the property was held more than 18 months; for property held for more than 12 months, but no longer than 18 months, the maximum tax rate on capital gains continues to be 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum marginal rate of 35%.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and gross sale proceeds paid to any unitholder
(i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

SPECIAL TAX CONSIDERATIONS PERTAINING TO THE TAX-EXEMPT PORTFOLIO

As described above and in the Prospectus, the Tax-Exempt Portfolio is designed to provide investors with current tax-exempt interest income. The Portfolio is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Units of the Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R.10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Portfolio's dividends being tax-exempt. In addition, the Portfolio may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders.

In order for the Tax-Exempt Portfolio to pay Federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Portfolio must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Portfolio and designated as an exempt-interest dividend in a written notice mailed to unitholders not later than 60 days after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by the Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Portfolio with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all unitholders receiving dividends from the Portfolio with respect to such year.

Interest on indebtedness incurred by a unitholder to purchase or carry Portfolio units generally is not deductible for Federal income tax purposes if the Portfolio's distributions are not subject to Federal income tax.

FOREIGN INVESTORS

Foreign unitholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by a Portfolio of net interest income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year. For this purpose, foreign unitholders include individuals other than U.S. citizens, residents and certain nonresident aliens, and foreign corporations, partnerships, trusts and estates. A foreign unitholder generally will not be subject to U.S. income or withholding tax in respect of proceeds from or gain on the redemption of units or in respect of capital gain dividends, provided such unitholder submits a statement, signed under penalties of perjury, attesting to such unitholder's exempt status. Different tax consequences apply to a foreign unitholder engaged in a U.S. trade or business. Foreign unitholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in the Trust.

CONCLUSION

The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Additional Statement. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their unitholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Unitholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

                               OTHER INFORMATION

The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Each Portfolio is responsible for the payment of its expenses. Such expenses include, without limitation, the fees and expenses payable to Northern and Goldman Sachs, brokerage fees and commissions, any portfolio losses, fees for the registration or qualification of Portfolio units under Federal or state securities laws, expenses of the organization of the Trust or of additional Portfolios, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of or claim for damages or other relief asserted against the Trust for violation of any law, legal, tax services and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Trust's unitholders and regulatory authorities, compensation and expenses of its Trustees, expenses for industry organizations such as the Investment Company Institute, miscellaneous expenses and extraordinary expenses incurred by the Trust.

The term "majority of the outstanding units" of either the Trust or a particular Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment restriction, the vote of the lesser of (i) 67% or more of the units of the Trust or such Portfolio present at a meeting, if the holders of more than 50% or the outstanding units of the Trust or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding units of the Trust or such Portfolio.

STATEMENTS CONTAINED IN THE PROSPECTUS OR IN THIS ADDITIONAL STATEMENT AS TO THE CONTENTS OF ANY CONTRACT OR OTHER DOCUMENTS REFERRED TO ARE NOT NECESSARILY COMPLETE, AND IN EACH INSTANCE REFERENCE IS MADE TO THE COPY OF SUCH CONTRACT OR OTHER DOCUMENT FILED AS AN EXHIBIT TO THE REGISTRATION STATEMENT OF WHICH THE PROSPECTUS AND THIS ADDITIONAL STATEMENT FORM A PART, EACH SUCH STATEMENT BEING QUALIFIED IN ALL RESPECTS BY SUCH REFERENCE.


     At a Special Meeting held on September 2, 1997 (the "Meeting"), the unitholders of each Portfolio voted on two proposed new fundamental investment policies and a proposed reorganization of the Portfolio into a corresponding series of a new Delaware business trust (the "Delaware Trust").

     At the Meeting, the unitholders of each Portfolio approved a proposed new fundamental policy which will allow each Portfolio to invest in securities of other investment companies to the full extent permitted under the 1940 Act and any regulation or order of the SEC, notwithstanding the Portfolio's other fundamental policies. This new policy will permit a Portfolio to implement the "master-feeder" structure by investing all or substantially all of its assets in a single open-end investment company. The unitholders of each Portfolio also approved a proposed new fundamental issuer diversification policy which will require diversification only to the extent required under the 1940 Act. The aforementioned investment policies will become effective in connection with the Trust's annual amendment to its registration statement to be filed in 1998.

     At the Meeting, each Portfolio also approved a proposal to reorganize the Portfolio into a newly-established series of the Delaware Trust. However, because one fixed income portfolio of the Trust, the U.S. Government Securities Portfolio, did not approve the reorganization, it is uncertain whether any Portfolios will be so reorganized. The Board of Trustees of the Trust will determine what further actions, if any, will be taken with respect to this proposal.


                             FINANCIAL STATEMENTS

The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to unitholders for the fiscal year ended November 30, 1996 (the "Annual Report") are hereby incorporated herein by reference. No other part of the Annual Report is incorporated by reference herein. Copies of the Annual Report may be obtained by writing to Goldman, Sachs & Co., Funds Group, 4900 Sears Tower, Chicago, Illinois 60606, or by calling Goldman Sachs toll-free at 800-621-2550.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
MARKET VIEW
THE BENCHMARK DIVERSIFIED ASSETS PORTFOLIO
THE BENCHMARK GOVERNMENT PORTFOLIO
THE BENCHMARK GOVERNMENT SELECT PORTFOLIO

The Federal Reserve's monetary policy and expectations about where that policy was headed had the largest influence on portfolio activity during the fiscal year ended November 30, 1996.
  The Diversified Assets Portfolio was heavily weighted in commercial paper, where yields were the most attractive. We maintained a barbell maturity struc-ture as we tried to anticipate Fed activity. Any opportunities to capture ad-ditional yield by extending the portfolio's maturity were evaluated on a case-by-case basis. At year end, the portfolio's average maturity was 35 days--con-sistent with other money market funds with similar investment objectives.
  During the first half of the fiscal year, the Government and Government Se-lect Portfolios were heavily weighted in monthly agency securities. We ex-pected the federal funds rate to go down, so we initiated this strategy to ex-tend the portfolios and take advantage of higher yields. In the second half of the year, as signs of a strengthening economy emerged, the consensus was that the Fed would raise rates. We employed a barbell strategy, focusing on one-year Treasury bills for yield and to maintain our average maturity and over-night securities for liquidity.
  Looking ahead, year-end pressures should push rates higher. After that, fi-nal inflation numbers for 1996 may cause the Fed to take action. We will main-tain our current portfolio structures and continue to act defensively in an-ticipating the Fed's next move.

Mary Ann Flynn and Ed Kyritz, Portfolio Managers
THE BENCHMARK TAX-EXEMPT PORTFOLIO

Early in the fiscal year, our outlook was for a stable or declining interest rate environment. Our strategy, therefore, was to keep the portfolio's average maturity longer than other portfolios with a similar investment objective. When short-term rates are stable or declining, it is better to have a rela-tively longer maturity structure in order to capture incremental yield in-creases.
  As it turned out, interest rates remained relatively stable during the year, and our strategy worked well. The portfolio's one-year performance was favora-ble compared to industry averages.
  Going forward, we plan to maintain the portfolio's relatively longer average maturity. Currently, the consensus is split as to whether the Federal Re-serve's next move will be a tightening or easing of rates. We believe that a stable rate environment will prevail for at least the next quarter, and possi-bly for the next six to 12 months. However, we will continue to monitor and evaluate the country's economic data as it is released, and we will position the portfolio accordingly.

Brad Snyder, Portfolio Manager

Units of The Benchmark Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by The Northern Trust Company, its parent company, or its affiliates, and are not Federally insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation, Federal Reserve Board, or any other governmental agency. Investment in the portfolios involves investment risks, including possible loss of principal amount invested. The Benchmark Money Market Portfolios seek to maintain a net asset value of $1.00 per unit, but there can be no assurance that they will be able to do so on a continuous basis.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
INVESTMENT ABBREVIATIONS AND NOTES:

AMBAC--American Municipal Bond Assurance Corp.
BAN  --Bond Anticipation Note
BTP  --Bankers Trust Partnership
Colld.
     --Collateral
CP   --Commercial Paper
FGIC --Financial Guaranty Insurance Corp.
FNMA --Federal National Mortgage Association
FRN  --Floating Rate Note
FSAC --Financial Security Assurance Corp.
GO   --General Obligation
Gtd. --Guaranteed
GNMA --Government National Mortgage Association
HDA  --Housing Development Authority
IDA  --Industrial Development Authority
IDR  --Industrial Development Revenue
LOC
     --Letter of Credit
MBIA --Municipal Bond Insurance Association
ML SG--Merrill Lynch/Societe Generale
P-Floats
     --Puttable Floating Rate Security
PCR  --Pollution Control Revenue
RAN  --Revenue Anticipation Note
TAN  --Tax Anticipation Note
TOB  --Tender Option Bond
TRAN --Tax and Revenue Anticipation Note
VRDN --Variable Rate Demand Note

--The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

--Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

--Maturity dates represent either the stated date on the security, the next interest reset date for floating rate securities, or the prerefunded date for those types of securities.

--The amortized cost also represents cost for federal income tax purposes.

--Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
                          DIVERSIFIED ASSETS PORTFOLIO
BANK NOTES--2.2%
 Boatmen's National Bank of Kansas
  City FRN
$ 50,000                 5.580%                            12/03/96                           $ 49,995

 Boatmen's National Bank of St. Louis
  FRN
  20,000                 5.580                             12/03/96                             20,000
-------------------------------------------------------------------------------------------------------
TOTAL BANK NOTES                                                                              $ 69,995
-------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--10.9%
DOMESTIC DEPOSITORY INSTITUTIONS--1.1%
 First Alabama Bank
$ 10,000                 5.400%                            03/07/97                           $ 10,000

 First Tennessee Bank
  25,000                 5.300                             12/23/96                             25,000
                                                                                              --------
                                                                                                35,000

FOREIGN DEPOSITORY INSTITUTIONS--9.8%
 Abbey National PLC, London
 100,000                 5.510                             04/15/97                            100,009

 ABN-Amro Bank, New York
  35,000                 5.690                             04/17/97                             35,002

 Credit Agricole, New York
  30,000                 5.420                             12/30/96                             30,002

 Deutsche Bank, London
  25,000                 5.420                             12/27/96                             25,001

 Landesbank Hessen, New York
  20,000                 6.090                             09/11/97                             20,065

 Norinchukin Bank, New York
  25,000                 5.540                             12/06/96                             25,001

 Societe Generale, New York
  26,000                 5.840                             10/06/97                             26,057

 Sumitomo Bank Ltd., New York
   5,000                 5.410                             12/09/96                              5,000
  35,000                 5.370                             12/12/96                             35,000

 Swiss Bank Corp., New York
  10,000                 5.530                             12/18/96                             10,001
                                                                                              --------
                                                                                               311,138
-------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT                                                                 $346,138
-------------------------------------------------------------------------------------------------------

Principal                                                 Maturity                       Amortized
 Amount               Interest Rate                         Date                           Cost
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--48.2%
ASSET-BACKED SECURITIES--9.5%
 Ascot Capital Corp.
$ 22,100               5.373%                           12/20/96                           $   22,038

 Barton Capital Corp.
   2,718               5.369                            12/16/96                                2,712

 Centric Funding
  13,000               5.344                            12/04/96                               12,994
   5,000               5.405                            12/05/96                                4,997

 Cooperative Association of Tractor
  Dealers, Inc.
  13,600               5.446                            12/10/96                               13,582
   7,600               5.524                            01/10/97                                7,554

 Crosby Head Funding Corp.
  10,000               5.478                            12/19/96                                9,973

 Eureka Securitization, Inc.
  10,000               5.360                            12/03/96                                9,997

 Jet Funding Corp. (Dai-Ichi Kangyo
  Bank LOC)
  18,916               5.452                            12/02/96                               18,913
  30,563               5.506                            12/30/96                               30,429

 SALTS (II) Cayman Islands Corp.
  25,000               5.775                            12/19/96                               25,000

 SALTS (III) Cayman Islands Corp.
  48,000               5.681                            01/23/97                               48,000
  30,000               5.974                            01/23/97                               30,000

 Strategic Asset Funding Corp. (Sanwa
  Bank LOC)
  40,744               5.476                            01/31/97                               40,371

 WCP Funding, Inc.
  25,000               5.455                            12/03/96                               24,992
                                                                                           ----------
                                                                                              301,552

COMMUNICATIONS--4.6%
 GTE Financial Corp.
  25,997               5.353                            12/13/96                               25,951

 Lucent Technologies, Inc.
  75,000               5.404                            12/02/96                               74,989

 NYNEX Corp.
  35,000               5.394                            02/14/97                               34,612
  11,000               5.400                            02/21/97                               10,867
                                                                                           ----------
                                                                                              146,419

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
---------------------------------------------------------------------------------------------------
                    DIVERSIFIED ASSETS PORTFOLIO--CONTINUED

DOMESTIC DEPOSITORY INSTITUTIONS--0.2%
 Bankers Trust Corp.
$  7,300                5.463%                          04/04/97                         $    7,166

ELECTRONIC AND OTHER ELECTRICAL COMPONENTS--4.5%
 Cooper Industries, Inc.
  50,000                5.404                           12/02/96                             49,993

 Sanyo Electric Finance (USA) Corp.
   2,000                5.432                           02/07/97                              1,980
   5,000                5.446                           02/25/97                              4,936

 Whirlpool Financial Corp.
   1,440                5.350                           12/02/96                              1,440
  27,000                5.420                           12/04/96                             26,988
  10,000                5.360                           12/20/96                              9,972
  33,000                5.370                           12/20/96                             32,907
  15,000                5.474                           02/24/97                             14,809
                                                                                         ----------
                                                                                            143,025

FOOD AND KINDRED PRODUCTS--2.2%
 Pepsico, Inc.
  20,000                5.405                           12/03/96                             19,994

 Philip Morris Companies, Inc.
  50,000                5.404                           12/02/96                             49,993
                                                                                         ----------
                                                                                             69,987

FOOD STORES--0.5%
 Big B, Inc. (NationsBank Georgia LOC)
  17,000                5.495                           12/18/96                             16,956

FOREIGN DEPOSITORY INSTITUTIONS--2.7%
 Halifax Building Society
   1,550                5.469                           03/13/97                              1,527

 National Australia Funding Inc.
   1,000                5.445                           02/12/97                                989

 Nationwide Building Society
  39,052                5.474                           04/07/97                             38,315

 San Paolo U.S. Financial Co.
  11,000                5.484                           04/16/97                             10,778

 Woolwich Building Society
  35,000                5.412                           12/13/96                             34,938
                                                                                         ----------
                                                                                             86,547

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
---------------------------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES--0.8%
 J.C. Penney Funding Corp.
$ 25,000                5.415%                          03/07/97                         $   24,645

HOLDING AND OTHER COMPANIES--3.5%
 AESOP Funding Corp.
   2,000                5.345                           12/13/96                              1,996

 B.A.T. Capital Corp.
  10,000                5.376                           12/16/96                              9,978

 CSW Credit, Inc.
  12,200                5.296                           12/03/96                             12,196
  16,000                5.309                           12/04/96                             15,993

 Green Tree Financial Corp.
  23,143                5.413                           12/12/96                             23,105
   2,000                5.418                           12/12/96                              1,997
   7,000                5.424                           12/19/96                              6,981
  25,000                5.441                           12/23/96                             24,917

 National Rural Utilities Cooperative
  15,000                5.370                           12/09/96                             14,982
                                                                                         ----------
                                                                                            112,145

INSURANCE CARRIERS--0.5%
 Copley Financing Corp.
   7,537                5.372                           12/17/96                              7,519

 Prudential Funding Corp.
   8,400                5.277                           12/02/96                              8,399
                                                                                         ----------
                                                                                             15,918

NONDEPOSITORY BUSINESS CREDIT INSTITUTIONS--9.4%
 Associates Corp. of North America
 150,000                5.424                           12/02/96                            149,977

 FBA Properties, Inc. (NationsBank
  Georgia LOC)
  11,400                5.474                           02/10/97                             11,278

 Finova Capital Corp.
  30,000                5.332                           12/02/96                             29,995
  20,000                5.404                           12/02/96                             19,997

 PHH Corp.
  16,300                5.327                           12/16/96                             16,264

 Sanwa Business Credit Corp.
   2,000                5.391                           12/02/96                              2,000
   2,000                5.392                           12/03/96                              1,999
  18,000                5.429                           02/06/97                             17,820
  25,000                5.453                           02/06/97                             24,750
  16,000                5.442                           02/12/97                             15,826

See accompanying notes to financial statements.

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
---------------------------------------------------------------------------------------------------
NONDEPOSITORY BUSINESS CREDIT INSTITUTIONS--CONTINUED
 Showa Leasing (U.S.A.), Inc. Series:
  C
  (Industrial Bank of Japan Ltd. LOC)
$10,000                 5.457%                          02/18/97                         $    9,882
                                                                                         ----------
                                                                                            299,788

NONDEPOSITORY PERSONAL CREDIT INSTITUTIONS--0.8%
 Countrywide Home Loans
 25,000                 5.347                           12/09/96                             24,971

TRANSPORTATION--8.7%
 BMW US Capital Corp.
 25,000                 5.327                           12/16/96                             24,945
 18,091                 5.346                           12/16/96                             18,051

 Chrysler Financial Corp.
 25,000                 5.378                           12/19/96                             24,933
 20,000                 5.423                           02/20/97                             19,759
 20,000                 5.425                           02/20/97                             19,759
 45,000                 5.427                           02/25/97                             44,425

 Ford Motor Credit Corp.
 50,000                 5.404                           12/02/96                             49,992

 General Motors Acceptance Corp.
  2,806                 5.580                           12/16/96                              2,800
 28,000                 5.626                           02/12/97                             27,689
 11,000                 5.467                           05/01/97                             10,754
 35,000                 5.478                           05/15/97                             34,144
                                                                                         ----------
                                                                                            277,251

TRANSPORTATION EQUIPMENT--0.3%
 PACCAR Financial Corp.
  8,000                 5.368                           12/19/96                              7,979
---------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER                                                                   $1,534,349
---------------------------------------------------------------------------------------------------

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
---------------------------------------------------------------------------------------------------
CORPORATE NOTES--6.1%
 AT&T Capital Corp. FRN
$50,000                 5.415%                          12/23/96                         $   50,000

 Bear Stearns Companies FRN
 10,100                 5.913                           12/18/96                             10,101

 FPL Capital Group
  5,400                 6.500                           07/01/97                              5,429

 General Electric Engine Receivables
  1995-1 Trust FRN
 20,974                 5.476                           12/02/96                             20,975

 General Motors Acceptance Corp.
  4,660                 8.000                           04/10/97                              4,701

 International Business Machines
  Credit Corp.
 55,000                 5.000                           02/24/97                             54,985
 10,000                 5.450                           11/10/97                              9,982

 PHH Corp.
 40,000                 4.950                           02/10/97                             39,940
---------------------------------------------------------------------------------------------------
TOTAL CORPORATE NOTES                                                                    $  196,113
---------------------------------------------------------------------------------------------------

EURODOLLAR TIME DEPOSITS--5.1%
 Creditanstalt Bank, Grand Cayman
$75,000                 5.625%                          12/02/96                         $   75,000

 Hong Kong & Shanghai Bank, Grand
  Cayman
 89,000                 5.438                           12/02/96                             89,000
---------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR TIME DEPOSITS                                                           $  164,000
---------------------------------------------------------------------------------------------------

GUARANTEED INVESTMENT CONTRACTS--3.5%
 General American Life Insurance Co.
  FRN
$75,000                 5.580%                          12/23/96                         $   75,000

 Transamerica Life Insurance and
  Annuity Co. FRN
 35,000                 5.375                           12/02/96                             35,000
---------------------------------------------------------------------------------------------------
TOTAL GUARANTEED INVESTMENT  CONTRACTS                                                   $  110,000
---------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

 Principal             Interest                       Maturity                      Amortized
  Amount                 Rate                           Date                          Cost
---------------------------------------------------------------------------------------------
                    DIVERSIFIED ASSETS PORTFOLIO--CONTINUED

MUNICIPAL INVESTMENTS--2.8%
 County of Broward (Florida)
  Professional Sports Facilities
$     17,500               5.460%                        12/01/96                   $ 17,500

 City of Minneapolis-St. Paul (Minnesota) Metro Airport G.O. Bond
      20,000               5.475                         12/01/96                     20,000

 City of Seattle (Washington) Ltd.G.O. Bond, Series: C
      30,000               5.400                         12/04/96                     30,000

 Hydro-Quebec Corp. Monthly Put TOB FRN
       9,000               5.480                         12/01/96                      9,000

 State of Virginia HDA Multi-Family
  Housing Bond
      12,745               5.475                         12/01/96                     12,745
---------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS                                                         $ 89,245
---------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY--1.6%
 Federal Home Loan Bank Discount Note
$     50,000               5.703%                        12/02/96                   $ 49,992
---------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY                                                        $ 49,992
---------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATION--1.6%
 U.S. Treasury Bill
$     50,000               5.005%                        02/06/97                   $ 49,556
---------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATION                                                    $ 49,556
---------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--20.2%
REPURCHASE AGREEMENTS--18.6%
 Bear Stearns & Co., Inc., Dated
  11/29/96, Repurchase Price $260,123
  (U.S. Government Securities Colld.)
$    260,000               5.680%                        12/02/96                   $260,000

 Donaldson, Lufkin & Jenrette
  Securities, Inc., Dated 11/27/96,
  Repurchase Price $200,149 (U.S.
  Government Securities Colld.)
     200,000               5.360                         12/02/96                    200,000

 J.P. Morgan Securities, Inc., Dated
  11/29/96, Repurchase Price $115,054
  (U.S. Government Securities Colld.)
     115,000               5.680                         12/02/96                    115,000

 J.P. Morgan Securities, Inc., Dated
  11/29/96, Repurchase Price $16,071
  (U.S. Government Securities Colld.)
      16,063               5.800                         12/02/96                     16,063
                                                                                    --------
                                                                                     591,063

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
----------------------------------------------------------------------------------------------------

JOINT REPURCHASE AGREEMENT--1.6%
 Merrill Lynch Government Securities,
  Inc., Dated 8/12/96 (U.S. Government
  Securities Colld.) Accrued Interest
  $143
$ 50,000                5.726%                          12/02/96                         $   50,000
----------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                              $  641,063
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--102.2%                                                                $3,250,451
----------------------------------------------------------------------------------------------------
Liabilities, less other assets--(2.2%)                                                      (70,922)
----------------------------------------------------------------------------------------------------
NET ASSETS--100.0%                                                                       $3,179,529
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
         GOVERNMENT PORTFOLIO
U.S. GOVERNMENT AGENCIES--66.5%
FEDERAL HOME LOAN BANK DISCOUNT NOTES--23.2%
$213,000                 5.703%                            12/02/96                            $212,966
  25,000                 5.318                             12/17/96                              24,942
  11,000                 5.652                             01/09/97                              10,934
  17,000                 5.638                             01/17/97                              16,878
  20,000                 5.451                             01/21/97                              19,851
   9,000                 5.445                             01/22/97                               8,932
                                                                                               --------
                                                                                                294,503

FEDERAL HOME LOAN BANK MEDIUM TERM
 NOTE--1.3%
  15,915                 5.800                             08/12/97                              15,921

FEDERAL HOME LOAN MORTGAGE CORPORATION
 DISCOUNT NOTES--14.2%
  15,000                 5.222                             12/11/96                              14,978
  25,000                 5.241                             12/11/96                              24,964
  14,900                 5.246                             12/16/96                              14,868
  30,000                 5.288                             02/04/97                              29,717
  47,000                 5.285                             02/14/97                              46,489
  15,000                 5.332                             02/18/97                              14,827
  34,000                 5.284                             02/19/97                              33,606
                                                                                               --------
                                                                                                179,449

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 DISCOUNT NOTES--15.9%
  25,000                 5.357                             12/18/96                              24,938
  20,000                 5.549                             12/19/96                              19,946
  25,000                 5.282                             02/10/97                              24,743
  40,000                 5.288                             02/10/97                              39,588
  25,000                 5.301                             02/18/97                              24,713
  20,000                 5.379                             04/04/97                              19,638
  20,000                 5.290                             04/16/97                              19,609
   5,000                 5.388                             04/16/97                               4,901
  24,500                 5.392                             04/16/97                              24,014
                                                                                               --------
                                                                                                202,090

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 MEDIUM TERM NOTES--3.9%
  14,000                 5.350                             12/26/96                              14,000
  20,000                 5.860                             07/03/97                              20,024
  15,000                 5.520                             10/28/97                              14,996
                                                                                               --------
                                                                                                 49,020

 Principal             Interest                       Maturity                      Amortized
   Amount                Rate                           Date                           Cost
-----------------------------------------------------------------------------------------------
OVERSEAS PRIVATE INVESTMENT CORP. FRN--2.8%
$     35,800               5.390%                        12/04/96                   $   35,800

STUDENT LOAN MARKETING ASSOCIATION FRN--3.5%
      30,000               5.220                         12/03/96                       29,994
      15,000               5.350                         12/03/96                       14,992
                                                                                    ----------
                                                                                        44,986

STUDENT LOAN MARKETING ASSOCIATION MEDIUM TERM NOTE--1.7%
      21,710               5.965                         09/12/97                       21,737
-----------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES                                                      $  843,506
-----------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--2.7%
U.S. TREASURY BILLS
$      5,000               5.005%                        02/06/97                   $    4,956
      10,000               5.134                         02/06/97                        9,909
      20,000               5.458                         11/13/97                       19,003
-----------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                                   $   33,868
-----------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--31.4%
REPURCHASE AGREEMENTS--27.5%
 Bear Stearns & Co., Inc., Dated 11/27/96, Repurchase Price $140,104 (U.S.
  Government Securities Colld.)
    $140,000               5.350%                        12/02/96                   $  140,000
 J.P. Morgan Securities, Inc, Dated 11/29/96, Repurchase Price
  $8,708 (U.S. Government Securities Colld.)
       8,704               5.800                         12/02/96                        8,704
 Nomura Securities International, Dated 11/27/96, Repurchase Price
  $200,149 (U.S. Government Securities Colld.)
     200,000               5.375                         12/02/96                      200,000
                                                                                    ----------
                                                                                       348,704

JOINT REPURCHASE AGREEMENT--3.9%
 UBS Securities, Inc., Dated 08/26/96 (U.S. Government Securities Colld.)
  Accrued Interest $144
      50,000               5.710                         12/02/96                       50,000
-----------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                         $  398,704
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.6%                                                           $1,276,078
-----------------------------------------------------------------------------------------------
Liabilities, less other assets--(0.6)%                                                  (7,563)
-----------------------------------------------------------------------------------------------
NET ASSETS--100.0%                                                                  $1,268,515
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

Principal              Interest                         Maturity                         Amortized
 Amount                  Rate                             Date                              Cost
---------------------------------------------------------------------------------------------------
                          GOVERNMENT SELECT PORTFOLIO

U.S. GOVERNMENT AGENCIES--97.6%
FEDERAL FARM CREDIT BANK DISCOUNT NOTES--15.9%
$23,560                 5.205%                          12/02/96                         $   23,557
 18,000                 5.159                           12/04/96                             17,992
 15,000                 5.223                           12/05/96                             14,991
 20,000                 5.173                           12/09/96                             19,977
 10,000                 5.214                           12/09/96                              9,989
  7,255                 5.248                           12/12/96                              7,243
  9,400                 5.214                           12/13/96                              9,384
 15,735                 5.210                           12/18/96                             15,696
  5,000                 5.375                           08/14/97                              4,816
 10,000                 5.403                           09/25/97                              9,572
                                                                                         ----------
                                                                                            133,217

FEDERAL FARM CREDIT BANK--0.9%
  7,500                 5.850                           08/01/97                              7,505

FEDERAL HOME LOAN BANK--1.2%
 10,000                 5.800                           08/12/97                             10,004

FEDERAL HOME LOAN BANK DISCOUNT NOTES--55.3%
  6,610                 5.147                           12/02/96                              6,609
 15,830                 5.216                           12/02/96                             15,828
 42,415                 5.703                           12/02/96                             42,408
 25,000                 5.165                           12/03/96                             24,993
 13,000                 5.186                           12/04/96                             12,994
 40,830                 5.255                           12/05/96                             40,806
 30,500                 5.336                           12/05/96                             30,482
  6,025                 5.234                           12/09/96                              6,018
 30,000                 5.201                           12/11/96                             29,957
 35,690                 5.220                           12/19/96                             35,597
 20,000                 5.221                           12/19/96                             19,948
 30,000                 5.451                           01/21/97                             29,777
 22,180                 5.445                           01/22/97                             22,012
 20,000                 5.284                           02/06/97                             19,806
 26,950                 5.472                           02/06/97                             26,686
 20,000                 5.291                           02/14/97                             19,783
 40,000                 5.301                           02/18/97                             39,541
  9,975                 5.269                           02/20/97                              9,858
  9,855                 5.587                           02/21/97                              9,732
 17,060                 5.656                           03/24/97                             16,766
  3,280                 5.376                           03/27/97                              3,225
                                                                                         ----------
                                                                                            462,826

  Principal               Interest                       Maturity                       Amortized
Amount/Shares               Rate                           Date                           Cost
--------------------------------------------------------------------------------------------------
STUDENT LOAN MARKETING ASSOCIATION DISCOUNT NOTES--7.9%
$35,000                    5.324%                        12/02/96                        $ 34,995
 31,100                    5.210                         12/18/96                          31,024
                                                                                         --------
                                                                                           66,019

STUDENT LOAN MARKETING ASSOCIATION FRN--5.7%
 15,000                    5.870                         06/30/97                          15,010
 20,000                    5.220                         08/06/97                          19,996
 13,000                    5.350                         09/03/97                          12,993
                                                                                         --------
                                                                                           47,999

TENNESSEE VALLEY AUTHORITY DISCOUNT NOTES--10.7%
 10,000                    5.245                         12/10/96                           9,987
 20,000                    5.227                         12/12/96                          19,968
 10,000                    5.242                         12/12/96                           9,984
 20,000                    5.229                         12/20/96                          19,945
 10,000                    5.268                         01/24/97                           9,922
 20,000                    5.279                         02/03/97                          19,814
                                                                                         --------
                                                                                           89,620
--------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES                                                           $817,190
--------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--3.5%
U.S. TREASURY BILLS
$10,000                    5.134%                        02/06/97                         $ 9,911
 20,000                    5.458                         11/13/97                          19,003
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATION_______________________________________S$ 28,914
--------------------------------------------------------------------------------

OTHER--0.1%
 Dreyfus Treasury Prime Cash Management, Class A
    542                                                                                  $    542
--------------------------------------------------------------------------------------------------
TOTAL OTHER                                                                              $    542
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--101.2%                                                                $846,646
--------------------------------------------------------------------------------------------------
Liabilities, less other assets--(1.2)%                                                    (10,297)
--------------------------------------------------------------------------------------------------
NET ASSETS--100.0%                                                                       $836,349
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
                              TAX-EXEMPT PORTFOLIO

MUNICIPAL INVESTMENTS--98.1%
ALABAMA--0.2%
 City of Greenville IDR VRDN, Series:
  1992,
  Allied Signal Project (Allied-
  Signal, Inc. Gtd.)
$ 1,350                  3.700%                            12/06/96                            $  1,350

ALASKA--2.0%
 Alaska Housing Finance Corp. VRDN,
  Series: 1994,
  Merrill P-Floats PT-37 (FNMA
  Securities Colld.)
  2,300                  3.550                             12/02/96                               2,300

 Valdez Marine Terminal Revenue VRDN,
  Series: 1994 B,
  ARCO Transportation Project
  (Atlantic Richfield Co. Gtd.)
 10,550                  3.700                             12/06/96                              10,550
                                                                                               --------
                                                                                                 12,850

ARIZONA--0.8%
 County of Maricopa PCR VRDN, Series:
  A, El Paso Electric Project (Westpac
  Banking Corp. LOC)
  5,000                  3.700                             12/06/96                               5,000

CALIFORNIA--6.8%
 California Statewide Community
  Development Authority TRAN, Series:
  A (California Statewide Communities
  Program Pool Residual Fund Insured)
  9,000                  4.750                             06/30/97                               9,038

 City of Los Angeles IDR VRDN, Series:
  BTP-129,
  (U.S. Government Securities Colld.)
  2,500                  3.250                             12/12/96                               2,500

 City of San Marcos Public Facilities
  Authority, Series: BTP-187, Civic
  Center Project (U.S. Government
  Securities Colld.)
  6,000                  3.750                             03/06/97                               6,000

 City of Santa Rosa High School
  District TRAN, Series: 1996-1997
  3,000                  4.500                             07/03/97                               3,008

 County of Irvine Ranch Water District
  VRDN, Series: 1993 B, Districts 2,
  102, 103, & 206 (Morgan Guaranty
  Trust Co. LOC)
  9,800                  3.950                             12/02/96                               9,800

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
 County of Los Angeles Convention &
  Exhibition Center VRDN, Series:
  1993, Merrill P-Floats Series: PA-88
  (MBIA Insured)
$ 2,000                  3.650%                            12/06/96                            $  2,000

 County of Orange VRDN, Irvine Coast
  Assessment District #88-1 (Societe
  Generale LOC)
  3,600                  4.050                             12/02/96                               3,600

 County of Sacramento Multifamily
  Housing Revenue VRDN, Series: 1985
  E, River Oaks Apartments (Dai-Ichi
  Kangyo Bank LOC)
  1,600                  3.550                             12/06/96                               1,600

 State of California RAN, Series: A
  6,000                  4.500                             06/30/97                               6,018
                                                                                               --------
                                                                                                 43,564

COLORADO--1.6%
 Broomfield IDR VRDN, Series: 1984,
  Buckeye Investment Project (Bank of
  America NT & SA LOC)
  1,500                  3.600                             12/06/96                               1,500

 City and County of Denver
  Transportation VRDN, Series: 1991 B
  (Sanwa Bank LOC)
  8,000                  3.700                             12/06/96                               8,000

 County of Pitkin IDA VRDN, Series:
  1994 B, Aspen Skiing Project (First
  Chicago NBD Bank LOC)
  1,000                  4.100                             12/02/96                               1,000
                                                                                               --------
                                                                                                 10,500

FLORIDA--5.2%
 County of Broward Housing Finance
  Authority Revenue VRDN Landings
  Inverrary Apartments (PNC Bank LOC)
  7,000                  3.650                             12/02/96                               7,000

 County of Dade School District GO
  VRDN, Series: 1994, BTP-66 (MBIA
  Insured)
  5,535                  3.750                             12/06/96                               5,535

 County of Orange Housing Finance
  Authority VRDN, Series: A (GNMA
  Securities Colld.)
  5,500                  3.750                             12/06/96                               5,500

 County of Palm Beach Housing Finance
  Authority Revenue VRDN, Series: 1988
  D, Cotton Bay (New England Mutual
  Gtd.)
  3,600                  3.500                             12/06/96                               3,600

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED

FLORIDA--CONTINUED
 Florida State Board of Education
  Capital Outlay Board VRDN, Series:
  1990 B, BTP-52
$ 5,000                  3.750%                            12/06/96                            $  5,000

 Jacksonville Health Facilities
  Authority VRDN, Series: 1990,
  Baptist Health Project (Barnett
  Banks NA LOC)
  3,200                  4.100                             12/02/96                               3,200

 Orlando Utilities Commission VRDN,
  Series: 1993, ML SG, Series: 1995
  SG8 (Orlando Utilities Commission
  Water and Electric-Senior Lien)
  3,650                  3.600                             12/06/96                               3,650
                                                                                               --------
                                                                                                 33,485

GEORGIA--3.6%
 County of DeKalb Development
  Authority PCR VRDN, Series: 1987,
  General Motors Project (General
  Motors Corp. Gtd.)
  6,300                  3.650                             12/06/96                               6,300

 County of Elbvert Development
  Authority IDR VRDN, Series: 1992,
  Allied-Signal Project (FMC Corp.
  Gtd.)
  2,430                  3.700                             12/06/96                               2,430

 County of Fulton Development
  Authority IDR VRDN, General Motors
  Project (General Motors Corp. Gtd.)
  1,500                  3.650                             12/06/96                               1,500

 County of Fulton Resident Elderly
  Authority VRDN, St. Anne's Terrace
  Project (NationsBank Georgia LOC)
  2,600                  3.550                             12/06/96                               2,600

 County of Monroe Development
  Authority PCR VRDN, Series: 1995,
  Scherer Plant Project (Georgia Power
  Co. Gtd.)
  4,000                  4.100                             12/02/96                               4,000

 Metro Atlanta Rapid Transit Authority
  Revenue VRDN, Series: A, BTP-58
  (AMBAC Insured)
  5,965                  3.750                             12/06/96                               5,965
                                                                                               --------
                                                                                                 22,795

ILLINOIS--4.9%
 City of Naperville IDR VRDN, General
  Motors Project (General Motors Corp.
  Gtd.)
  1,480                  3.650                             12/06/96                               1,480

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
 Illinois HDA TOB, Series: 1987 B,
  Residential Mortgage Program
$ 4,645                  3.950                             02/01/97                             $ 4,645

 Illinois HDA TOB, Series: 1987 C,
  Residential Mortgage Program
 12,900                  3.950                             02/01/97                              12,900

 Illinois HDA TOB, Series: 1987 E,
  Residential Mortgage Program
  2,105                  3.950                             02/01/97                               2,105

 Illinois Health Facilities Authority
  VRDN, Series: E, Hospital Sisters
  Service Project (MBIA Insured)
    300                  3.550%                            12/06/96                                 300

 Illinois Health Facilities Authority
  VRDN, Series: 1995, Healthcor
  Project (Fuji Bank LOC)
  5,950                  4.050                             12/06/96                               5,950

 Regional Transportation Authority
  Revenue VRDN, Series: D (FGIC
  Insured)
  4,000                  3.650                             12/06/96                               4,000
                                                                                                -------
                                                                                                 31,380

KANSAS--2.7%
 City of LaCygne Environmental Revenue
  VRDN, Series: 1994 A, Kansas City
  Power & Light Project (Kansas City
  Power & Light Gtd.)
  6,940                  3.700                             12/06/96                               6,940

 City of Lawrence GO, Series: 1996 C
  9,820                  4.000                             10/01/97                               9,820

 City of Topeka Sewer System Revenue
  VRDN, Series: 1984 (MBIA Insured)
    500                  3.550                             12/01/96                                 500
                                                                                                -------
                                                                                                 17,260

KENTUCKY--0.3%
 City of Mayfield Lease Revenue VRDN,
  Series: 1996, Kentucky League of
  Cities Pooled Project (PNC Bank LOC)
  1,700                  3.700                             12/06/96                               1,700

LOUISIANA--1.4%
 Parish of Caddo IDR VRDN, General
  Motors Corp. Project (General Motors
  Corp. Gtd.)
  3,500                  3.650                             12/06/96                               3,500

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
 Parish of West Baton Rouge District
  #3 PCR CP, Dow Chemical Project (Dow
  Chemical Gtd.)
$ 1,700                  3.600%                            01/15/97                            $  1,700

 West Feliciana Parish PCR IDR VRDN,
  Series: 1986, Gulf States Utilities
  Project (Canadian Imperial Bank of
  Commerce LOC)
  3,300                  4.050                             12/02/96                               3,300

 West Feliciana Parish PCR VRDN,
  Series: 1985 D, Gulf States
  Utilities Project (Canadian Imperial
  Bank of Commerce LOC)
    700                  4.050                             12/02/96                                 700
                                                                                               --------
                                                                                                  9,200

MARYLAND--7.5%
 City of Baltimore IDA VRDN, Series:
  1986, Capital Acquisition Program
  (Dai-Ichi Kangyo Bank LOC)
  7,300                  3.700                             12/06/96                               7,300

 County of Anne Arundel PCR Bond,
  Baltimore Gas and Electric Project
  (Baltimore Gas & Electric Gtd.)
  2,685                  3.950                             07/01/97                               2,685

 County of Baltimore Consolidated CP,
  Series: 1995, Public Improvement BAN
  2,900                  3.750                             12/10/96                               2,900

 County of Montgomery CP BAN, Series:
  1995
  2,300                  3.600                             12/10/96                               2,300

 Maryland State Community Development
  Administration, Series: PT-12,
  Merrill P-Floats (Maryland Community
  Development Administration)
  7,720                  3.550                             12/02/96                               7,720

 Maryland State Economic Development
  Authority VRDN, Series: 1995
  (NationsBank NA LOC)
  2,400                  3.550                             12/06/96                               2,400

 Maryland State Health & Higher
  Education Facility Authority VRDN,
  Series: A, Helix Health, Inc.
  (NationsBank NA LOC)
 16,300                  3.550                             12/06/96                              16,300

 Maryland State Health & Higher
  Education Facility Authority VRDN,
  Series: D, Pooled Loan Program
  (NationsBank NA LOC)
  5,915                  3.550                             12/06/96                               5,915
                                                                                               --------
                                                                                                 47,520

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.2%
 Massachusetts Housing Finance
  Authority TOB, Series: 6, Single
  Family Mortgage Program
  (Massachusetts Housing Finance
  Authority)
$ 1,895                  3.850%                            12/01/96                            $  1,895

 Massachusetts Municipal Electric Co.
  Revenue VRDN, Series: 1994 B, BTP-67
  (MBIA Insured)
  5,760                  3.750                             12/06/96                               5,760
                                                                                               --------
                                                                                                  7,655

MICHIGAN--2.5%
 City of Detroit School District,
  Series: 1996, State School Aid Notes
  (Detroit School District Gtd.)
  8,000                  4.500                             05/01/97                               8,018

 Michigan State Strategic Fund IDR
  VRDN, Allied-Signal Project (FMC
  Corp. Gtd.)
  6,700                  3.650                             12/06/96                               6,700

 Michigan State Strategic Fund PCR CP
  (Dow Chemical Gtd.)
  1,420                  3.750                             01/27/97                               1,420
                                                                                               --------
                                                                                                 16,138

MISSOURI--2.9%
 City of St. Louis TRAN, Series: 1996
  5,000                  4.750                             06/30/97                               5,021

 County of Callaway IDA Health System
  VRDN, Series: 1995 (NationsBank
  Tennessee LOC)
  4,800                  3.600                             12/06/96                               4,800

 County of St. Louis IDA VRDN,
  Friendship Village West Community
  Project (LaSalle National Bank LOC)
  4,370                  3.600                             12/06/96                               4,370

 Missouri Health & Education Facility
  Authority Revenue VRDN, Series: 1996
  A, Bethesda Barclay House Project
  (Mercantile Bank of St. Louis NA
  LOC)
  4,200                  4.250                             12/02/96                               4,200
                                                                                               --------
                                                                                                 18,391

MONTANA--1.5%
 City of Forsyth PCR VRDN, Series:
  1988 A, Pacificorp Project
  (Industrial Bank of Japan LOC)
  9,400                  4.400                             12/02/96                               9,400

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED

NEVADA--0.2%
 Nevada Housing Division Housing
  Revenue Bonds Single Family Program
  Senior Bonds, A-1
$ 1,065                  3.700%                            04/01/97                            $  1,065

NEW YORK--8.4%

 City of New York GO RAN, Series: B
  (Bank of Nova Scotia LOC)
 10,000                  4.500                             06/30/97                              10,041

 City of New York GO VRDN, Subseries:
  1994 B-4 (Union Bank of Switzerland
  LOC)
  1,400                  4.250                             12/02/96                               1,400

 Marine Midland Premium Loan Trust
  VRDN, Series: 1991 (Hong Kong &
  Shanghai Banking Corp. LOC)
  1,200                  3.750                             12/06/96                               1,200

 Marine Midland Premium Loan Trust
  VRDN, Series: 1991 B (Hong Kong &
  Shanghai Banking Corp. LOC)
  1,492                  3.850                             12/06/96                               1,492

 New York State Environmental
  Facilities Corp. PCR VRDN, Eagle
  Trust Series: 943204 (FSAC Insured)
 19,300                  3.650                             12/06/96                              19,300

 New York State Medical Care Finance
  Agency Revenue Bond, Series: BTP-175
  (U.S. Government Securities Colld.)
 20,000                  3.850                             12/17/96                              20,000
                                                                                               --------
                                                                                                 53,433

NORTH CAROLINA--1.5%
 County of Buncombe PCR IDR VRDN,
  Series: 1996, Cooper Industries
  Project (Cooper Industries Gtd.)
  3,200                  3.750                             12/06/96                               3,200

 County of Wake Industrial Pollution
  Finance Authority PCR VRDN, Carolina
  Power & Light Project (Sumitomo Bank
  Ltd. LOC)
  1,400                  3.650                             12/06/96                               1,400

 North Carolina Medical Care
  Commission Hospital Revenue VRDN,
  Series: 1991 A, Pooled Financing
  Project (NationsBank NA LOC)
  4,700                  4.050                             12/02/96                               4,700
                                                                                               --------
                                                                                                  9,300

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
OHIO--4.3%
 County of Mahoning Care Facility IDR
  VRDN, Series: 1994, Assumption
  Nursing Home Project (PNC Bank LOC)
$ 1,400                  3.650%                            12/06/96                            $  1,400

 State of Ohio Air Quality Development
  Authority CP, Series: A, Pollution
  Control-Duquesne (Union Bank of
  Switzerland LOC)
  4,000                  3.950                             07/16/97                               4,000

 State of Ohio GO VRDN, Series: 1994,
  BTP-170
  5,875                  3.700                             12/06/96                               5,875

 State of Ohio Higher Education
  Capital Facilities VRDN, Series:
  1990 A, BTP-29 (MBIA Insured)
  3,000                  3.750                             12/06/96                               3,000

 State of Ohio Higher Education
  Capital Facilities VRDN, Series:
  1994 A, BTP-69 (AMBAC Insured)
  8,745                  3.750                             12/06/96                               8,745

 Red Roof Inns Mortgage Bond Trust
  VRDN (National City Bank LOC)
  4,529                  3.650                             12/15/96                               4,529
                                                                                               --------
                                                                                                 27,549

OKLAHOMA--3.4%
 State of Oklahoma Water Resources
  Board, Series: 1994 A, State Loan
  Program
 21,725                  3.750                             03/01/97                              21,725

OREGON--1.3%
 City of Medford Hospital Facilities
  Authority VRDN, Series: 1991, Rogue
  Valley Project (Banque Paribas LOC)
  8,400                  3.700                             12/06/96                               8,400

PENNSYLVANIA--11.3%
 City of Philadelphia Hospital &
  Higher Education Facilities
  Authority VRDN, Series: A,
  Children's Hospital Project

 4,500                  4.000                                 12/02/96                                 4,500

 City of Philadelphia IDR VRDN,
  Series: 1988, Franklin Institute
  Project (PNC Bank LOC)

 2,800                  3.650                                 12/06/96                                  2,800

 City of Philadelphia School District
  TRAN
17,000                  4.500                                 06/30/97                                 17,047

 City of Philadelphia TRAN, Series:
  1995-96 A
18,000                  4.500                                 06/30/97                                 18,055

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
 County of Schuylkill IDA IDR VRDN,
  Gilbert Power Project (Mellon Bank
  NA LOC)
$ 7,650                  3.550%                            12/06/96                            $  7,650

 County of Warren Hospital Revenue
  VRDN, Series: 1994 B (PNC Bank LOC)
  1,000                  3.650                             12/06/96                               1,000

 Delaware Valley Regional Finance
  Authority Pooled Revenue VRDN,
  Series: 1985 A (Midland Bank PLC
  LOC)
  5,000                  3.600                             12/06/96                               5,000

 Delaware Valley Regional Finance
  Authority Pooled Revenue VRDN,
  Series: 1985 C (Midland Bank PLC
  LOC)
  2,400                  3.600                             12/06/96                               2,400

 Delaware Valley Regional Finance
  Authority Pooled Revenue VRDN,
  Series: 1985 A-D (Midland Bank PLC
  LOC)
  9,500                  3.600                             12/06/96                               9,500

 Delaware Valley Regional Finance
  Authority Pooled Revenue VRDN,
  Series: 1985 D (Midland Bank PLC
  LOC)
  1,900                  3.600                             12/06/96                               1,900

 State of Pennsylvania Higher
  Education Facilities Authority VRDN,
  Series: 1996, Allegheny College
  Project (Mellon Bank NA LOC)
  2,000                  3.550                             12/06/96                               2,000
                                                                                               --------
                                                                                                 71,852

RHODE ISLAND--0.4%
 State of Rhode Island TAN, Series:
  1996 A
  2,500                  4.500                             06/30/97                               2,507

SOUTH CAROLINA--1.9%
 County of Lexington IDR VRDN, Series:
  1992, Allied-Signal Project (FMC
  Corp. Gtd.)
    700                  3.700                             12/06/96                                 700

 County of Lexington Pollution Control
  Finance Authority IDR VRDN, Series:
  1992 A, Allied-Signal Project (FMC
  Corp. Gtd.)
  1,880                  3.700                             12/06/96                               1,880

 South Carolina Public Service
  Authority Revenue VRDN, Series: 1995
  B ML SG, Series: SG-32 (FGIC
  Insured)
  9,855                  3.650                             12/06/96                               9,855
                                                                                               --------
                                                                                                 12,435

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--0.4%
 State of South Dakota HDA Homeowner
  Mortgage VRDN, Merrill P-Floats,
  Series: PT-73-A
$ 2,500                  3.700%                            12/06/96                            $  2,500

TENNESSEE--2.6%
 City of Clarksville Public Building
  Authority Revenue VRDN, Series:
  1995, Tennessee Muni Bond Fund
  (NationsBank of Florida LOC)
  1,600                  3.550                             12/06/96                               1,600

 City of Memphis GO VRDN, Series: 1996
  ML SG, Series: SGB-23
  5,000                  3.650                             12/06/96                               5,000

 County of Chattanooga-Hamilton
  Hospital Authority VRDN, Series:
  1987, Erlanger Medical Center
  Project
    800                  4.200                             12/02/96                                 800

 County of Hamilton IDA VRDN, Series:
  1995, Tennessee Aquarium Project
  (NationsBank Tennessee LOC)
  5,350                  3.550                             12/06/96                               5,350

 County of Shelby GO, Series: B, BTP-
  216
  4,000                  3.700                             11/06/97                               4,000
                                                                                               --------
                                                                                                 16,750

TEXAS--6.9%
 Brazos River Harbor Navigation
  District PCR CP, Series: 1987 B, Dow
  Chemical Project (Dow Chemical Gtd.)
  3,000                  3.750                             01/27/97                               3,000

 Brazos River Harbor Navigation
  District PCR CP, Series: 1990, Dow
  Chemical Project (Dow Chemical Gtd.)
  1,000                  3.750                             01/27/97                               1,000

 City of Austin School District
  Building VRDN, Series: 1996 ML SG,
  Series: SG-68 (Permanent School Fund
  of Texas Gtd.)
  7,300                  3.650                             12/06/96                               7,300

 City of Denton Independent School
  District GO, Series: B, (Permanent
  School Fund of Texas Gtd.)
 10,000                  3.980                             08/15/97                              10,000

 City of Houston Water & Sewer System
  CP, Series: A
  5,000                  3.650                             01/23/97                               5,000

 City of Mansfield Independent School
  District, Series: 1996 School
  Building (Permanent School Fund of
  Texas Gtd.)
  7,500                  4.140                             07/01/97                               7,500

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF INVESTMENTS
November 30, 1996
(All amounts in thousands)

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
                        TAX-EXEMPT PORTFOLIO--CONTINUED

TEXAS--CONTINUED
 County of Bexar Multifamily Housing
  Finance Authority VRDN, Series: 1988
  A, Creighton's Mill Development
  Project (New England Mutual Gtd.)
$ 2,600                  3.650%                            12/06/96                            $  2,600

 County of Harris Toll Road Unlimited
  Tax Revenue VRDN, Series: 1994 A,
  Citicorp Eagle Trust Series: 954302
  5,500                  3.700                             12/06/96                               5,500

 State of Texas Water Development
  Board Pooled VRDN, Series: 1992 A
  Revolving Fund (Junior Lien)
  2,100                  4.200                             12/02/96                               2,100
                                                                                               --------
                                                                                                 44,000

VIRGINIA--2.9%
 City of Norfolk GO VRDN, Eagle Trust,
  Series: 944601
  4,800                  3.700                             12/06/96                               4,800

 City of Richmond Redevelopment &
  Housing Authority VRDN, Series: 1995
  A, Old Manchester Project (Wachovia
  Bank of North Carolina NA LOC)
  2,000                  3.650                             12/06/96                               2,000

 City of Roanoke IDR VRDN, Series:
  1994, Cooper Industries Project
  (Cooper Industries Gtd.)
  2,000                  3.700                             12/06/96                               2,000

 State of Virginia GO VRDN, Series:
  1994, Citicorp Eagle Trust, Series:
  954601
  7,000                  3.700                             12/06/96                               7,000

 Town of Louisa IDA PCR CP, Series:
  1984 (Virginia Electric Power Gtd.)
  1,000                  3.550                             12/17/96                               1,000

 Town of Louisa PCR CP, Series: 1987
  (Virginia Electric Power Gtd.)
  1,800                  3.800                             01/15/97                               1,800
                                                                                               --------
                                                                                                 18,600

WASHINGTON--4.6%
 City of Kent Economic Development
  Corp. IDR VRDN, Associated Grocers
  Project (Seattle-First National Bank
  LOC)
  3,800                  4.272                             12/06/96                               3,800

 City of Seattle Metropolitan
  Municipality GO (U.S. Government
  Securities Colld.)
  1,000                  7.200                             01/01/97                               1,005

Principal               Interest                           Maturity                           Amortized
 Amount                   Rate                               Date                               Cost
-------------------------------------------------------------------------------------------------------
 Washington Public Power Supply System
  Revenue Bond,
  Series: 1996 A BTP-206 (AMBAC
  Insured)
$ 4,950                  4.000%                            08/21/97                            $  4,950
 Washington Public Power Supply System
  Revenue VRDN,
  ML SG, Series: SG-15 (MBIA Insured)
  6,595                  3.650                             12/06/96                               6,595

 Washington Public Power Supply System
  Revenue VRDN,
  Series: 1990 B BTP-85 (U.S.
  Government Securities Colld.)
  6,221                  3.750                             12/06/96                               6,221

 Washington State GO VRDN, Series:
  1993 B
  6,950                  3.650                             12/06/96                               6,950
                                                                                               --------
                                                                                                 29,521

WISCONSIN--0.8%
 Wisconsin Health & Education Revenue
  Bond, Series:
  1996 B, Riverview Hospital
  Association
  (Firstar Bank of Milwaukee NA LOC)
    500                  4.150                             12/02/96                                 500

 Wisconsin Housing & Economic
  Development Authority,
  Home Ownership Revenue Bond, Series:
  A
  4,875                  3.800                             03/01/97                               4,875
                                                                                               --------
                                                                                                  5,375

WYOMING--0.4%
 City of Green River PCR VRDN Allied
  Signal Project
  (FMC Corp. Gtd.)
  2,225                  3.700                             12/06/96                               2,225

OTHER MUNICIPAL INVESTMENTS--1.7%
 IBM Tax-Exempt Grantor Trust Asset-
  Back Lease VRDN, Series: IBM 1996 A,
  Certificate Merrill P-Floats (Credit
  Suisse Gtd.)
  9,050                  3.800                             12/06/96                               9,050

 Pooled Puttable Floating Option VRDN,
  Series: PPT2 (Alaska Housing Finance
  Corp. Insured)
  1,650                  4.100                             12/02/96                               1,650
                                                                                               --------
                                                                                                 10,700
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS                                                                    $626,125
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                       Interest                               Maturity
Shares                   Rate                                   Date                                 Value
----------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS--0.7%
 AIM Tax Free Money Market Fund
   105                    --                                     --                                   $    105

 Dreyfus Tax Exempt Cash Management
  Fund
   400                    --                                     --                                        400

 Federated Tax Free Trust Money Market
  Fund #15
 2,739                    --                                     --                                      2,739

 Federated Tax-Free Trust Money Market
  Fund #73
   819                    --                                     --                                        819

 Provident Municipal Fund
   353                    --                                     --                                        353
--------------------------------------------------------------------------------------------------------------
TOTAL OTHER                                                                                           $  4,416
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--98.8%                                                                              $630,541
--------------------------------------------------------------------------------------------------------------
Other assets, less liabilities--1.2%                                                                     7,966
--------------------------------------------------------------------------------------------------------------
NET ASSETS--100.0%                                                                                    $638,507
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1996
(All amounts in thousands, except net asset value per unit)

                                 Diversified              Government
                                   Assets     Government    Select   Tax-Exempt
                                  Portfolio   Portfolio   Portfolio  Portfolio
-------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
 amortized cost                  $2,609,388   $  877,374   $846,646   $630,541
Repurchase agreements, at cost      641,063      398,704        --         --
Cash                                      1            1         15        --
Receivables:
 Interest                            10,425        2,750      1,256      5,502
 Fund units sold                    111,755       32,941      5,246     17,303
 Investment securities sold             --           --         --       4,665
 Administrator                          --            23         28         33
Other assets                              2            1          1          1
-------------------------------------------------------------------------------
TOTAL ASSETS                      3,372,634    1,311,794    853,192    658,045
-------------------------------------------------------------------------------
LIABILITIES:
Payable for:
 Fund units redeemed                179,676       37,728     13,167     17,523
 Distributions to unitholders        12,481        5,147      3,488      1,768
Accrued expenses:
 Advisory fees                          605          253         68        134
 Administration fees                    163           93         76         67
 Custodian fees                          42           10          8          9
 Transfer agent fees                      5            3          2          3
Other liabilities                       133           45         34         34
-------------------------------------------------------------------------------
TOTAL LIABILITIES                   193,105       43,279     16,843     19,538
-------------------------------------------------------------------------------
NET ASSETS                       $3,179,529   $1,268,515   $836,349   $638,507
-------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Paid-in capital                  $3,181,103   $1,268,820   $836,425   $638,366
Accumulated net realized gain
 (loss) on
 investment transactions             (1,574)        (305)       (76)       141
-------------------------------------------------------------------------------
NET ASSETS                       $3,179,529   $1,268,515   $836,349   $638,507
-------------------------------------------------------------------------------
Total units outstanding (no par
 value),
 unlimited units authorized       3,181,103    1,268,820    836,425    638,366
-------------------------------------------------------------------------------
Net asset value, offering and
 redemption price per unit
 (net assets/units outstanding)       $1.00        $1.00      $1.00      $1.00
-------------------------------------------------------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1996
(All amounts in thousands)

                                  Diversified            Government
                                    Assets    Government   Select   Tax-Exempt
                                   Portfolio  Portfolio  Portfolio  Portfolio
------------------------------------------------------------------------------
INTEREST INCOME                    $173,018    $56,872    $41,631    $27,703
------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees              7,832      2,618      1,930      1,885
Administration fees                   2,079      1,036        897        885
Custodian fees                          360        132         97        106
Transfer agent fees                      65         31         22         15
Registration fees                        47         29         26         32
Professional fees                       139         50         36         50
Trustee fees                             86         29         23         23
Other                                   102         45         36         28
------------------------------------------------------------------------------
TOTAL EXPENSES                       10,710      3,970      3,067      3,024
Less: Voluntary waivers of in-
 vestment advisory fees                 --         --      (1,158)       --
Less: Expenses reimbursable by
 Administrator                          --        (306)      (365)      (382)
------------------------------------------------------------------------------
Net expenses                         10,710      3,664      1,544      2,642
------------------------------------------------------------------------------
NET INVESTMENT INCOME               162,308     53,208     40,087     25,061
Net realized gains on investment
 transactions                           327        133         97        102
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RE-
 SULTING FROM OPERATIONS           $162,635    $53,341    $40,184    $25,163
------------------------------------------------------------------------------

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30,
(All amounts in thousands)

                      Diversified Assets              Government              Government Select            Tax-Exempt
                           Portfolio                   Portfolio                  Portfolio                 Portfolio
                   --------------------------  --------------------------  ------------------------  ------------------------
                       1996          1995          1996          1995         1996         1995         1996         1995
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DE-
 CREASE) IN NET
 ASSETS FROM:
OPERATIONS:
 Net investment
  income           $    162,308  $    159,519  $     53,208  $     42,613  $    40,087  $    32,259  $    25,061  $    24,498
 Net realized
  gains (losses)
  on investment
  transactions              327        (1,460)          133          (828)          97          (73)         102           48
------------------------------------------------------------------------------------------------------------------------------
Net increase in
 net assets re-
 sulting from
 operations             162,635       158,059        53,341        41,785       40,184       32,186       25,163       24,546
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
 UNITHOLDERS:
 Net investment
  income               (162,308)     (159,519)      (53,208)      (42,613)     (40,087)     (32,259)     (25,061)     (24,498)
------------------------------------------------------------------------------------------------------------------------------
Total distribu-
 tions to
 unitholders           (162,308)     (159,519)      (53,208)      (42,613)     (40,087)     (32,259)     (25,061)     (24,498)
------------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS
 (AT $1.00 PER
 UNIT):
 Proceeds from
  the sale of
  units              42,285,142    43,084,716    12,329,359    10,203,042    4,712,236    3,588,011    5,526,968    5,729,794
 Reinvested dis-
  tributions                860            --            --            --          963           --          126           --
 Cost of units
  redeemed          (41,717,147)  (43,366,308)  (11,911,641)  (10,140,281)  (4,562,089)  (3,396,629)  (5,692,419)  (5,779,215)
------------------------------------------------------------------------------------------------------------------------------
Net increase (de-
 crease) in net
 assets resulting
 from unit trans-
 actions                568,855      (281,592)      417,718        62,761      151,110      191,382     (165,325)     (49,421)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL CONTRIBU-
 TIONS RECEIVED
 FROM NORTHERN
 TRUST CORPORA-
 TION                        --         1,519            --           915           --          115           --           --
------------------------------------------------------------------------------------------------------------------------------
Net increase (de-
 crease)                569,182      (281,533)      417,851        62,848      151,207      191,424     (165,223)     (49,373)
Net assets--be-
 ginning of year      2,610,347     2,891,880       850,664       787,816      685,142      493,718      803,730      853,103
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS--END
 OF YEAR           $  3,179,529  $  2,610,347  $  1,268,515  $    850,664  $   836,349  $   685,142  $   638,507  $   803,730
------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
Diversified Assets Portfolio

                                                1996        1995        1994        1993        1992        1991        1990
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF
YEAr                                           $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment
 income                                         0.05        0.06        0.04        0.03        0.04        0.06        0.08
-----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations         0.05        0.06        0.04        0.03        0.04        0.06        0.08
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS
FROM:
 Net investment
 income                                        (0.05)      (0.06)      (0.04)      (0.03)      (0.04)      (0.06)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to
unitholders                                    (0.05)      (0.06)      (0.04)      (0.03)      (0.04)      (0.06)      (0.08)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR                                    $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------------------
Total return
(a)(b)                                          5.30%       5.78%       3.92%       3.00%       3.80%       6.19%       8.01%
Ratio to average
net assets of :
 Expenses, net
 of waivers and
 reimbursements                                 0.34%       0.34%       0.35%       0.34%       0.34%       0.35%       0.35%
 Expenses, be-
 fore waivers
 and
 reimbursements                                 0.34%       0.34%       0.35%       0.36%       0.35%       0.36%       0.36%
 Net investment income, net of waivers
 and reimburse-
 ments                                          5.18%       5.63%       3.74%       3.00%       3.79%       6.18%       8.01%
 Net investment income, before waivers
 and reimburse-
 ments                                          5.18%       5.63%       3.74%       2.98%       3.78%       6.17%       8.00%
Net assets at end of year (in thousands)  $3,179,529  $2,610,347  $2,891,880  $3,200,288  $2,801,744  $2,784,485  $2,192,756
-----------------------------------------------------------------------------------------------------------------------------
                                                1989        1988        1987
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF
YEAr                                           $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment
 income                                         0.09        0.07        0.06
-----------------------------------------------------------------------------------------------------------------------------
Total income from investment operations         0.09        0.07        0.06
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS
FROM:
 Net investment
 income                                        (0.09)      (0.07)      (0.06)
-----------------------------------------------------------------------------------------------------------------------------
Total distribu-
tions to
unitholders                                    (0.09)      (0.07)      (0.06)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
END OF YEAR                                    $1.00       $1.00       $1.00
-----------------------------------------------------------------------------------------------------------------------------
Total return
(a)(b)                                          8.98%       7.15%       6.30%
Ratio to average
net assets of :
 Expenses, net
 of waivers and
 reimbursements                                 0.37%       0.39%       0.41%
 Expenses, be-
 fore waivers
 and
 reimbursements                                 0.37%       0.39%       0.41%
 Net investment income, net of waivers
 and reimburse-
 ments                                          8.98%       7.15%       6.30%
 Net investment income, before waivers
 and reimburse-
 ments                                          8.98%       7.15%       6.30%
Net assets at end of year (in thousands)  $1,871,713  $1,528,203  $1,533,941
-----------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.73% absent the effect of a capital contribution equivalent to $.0005 per share received from Northern Trust Corporation.

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
Government Portfolio

                              1996      1995      1994        1993        1992      1991      1990      1989      1988      1987
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BE-
GINNING OF YEAR              $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income        0.05      0.06      0.04        0.03        0.04      0.06      0.08      0.09      0.07      0.06
---------------------------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations           0.05      0.06      0.04        0.03        0.04      0.06      0.08      0.09      0.07      0.06
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income       (0.05)    (0.06)    (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)    (0.07)    (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to
unitholders                  (0.05)    (0.06)    (0.04)      (0.03)      (0.04)    (0.06)    (0.08)    (0.09)    (0.07)    (0.06)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
OF YEAR                      $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b)           5.20%     5.64%     3.78%       2.91%       3.91%     6.18%     7.89%     8.63%     6.83%     6.15%
Ratio to average net
assets of:
 Expenses, net of
 waivers and
 reimbursements               0.35%     0.35%     0.34%       0.34%       0.34%     0.35%     0.37%     0.50%     0.54%     0.44%
 Expenses, before
 waivers and
 reimbursements               0.38%     0.40%     0.41%       0.38%       0.40%     0.40%     0.46%     0.50%     0.55%     0.55%
 Net investment in-
 come, net of waivers
 and reimbursements           5.08%     5.49%     3.60%       2.92%       3.71%     6.03%     7.88%     8.63%     6.83%     6.15%
 Net investment in-
 come, before waivers
 and reimbursements           5.05%     5.44%     3.53%       2.88%       3.65%     5.98%     7.79%     8.63%     6.82%     6.04%
Net assets at end of
year (in thousands)     $1,268,515  $850,664  $787,816  $1,065,705  $1,163,905  $895,405  $971,720  $423,517  $335,301  $218,530
---------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year.
(b) Total return for the year ended November 30, 1995 would have been 5.53% absent the effect of a capital contribution equivalent to $.0011 per share received from Northern Trust Corporation.

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
Government Select Portfolio

                             1996      1995      1994      1993      1992      1991     1990(a)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF PERIOD              $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.05      0.06      0.04      0.03      0.04      0.06     0.01
-----------------------------------------------------------------------------------------------
Total income from in-
vestment operations          0.05      0.06      0.04      0.03      0.04      0.06     0.01
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income      (0.05)    (0.06)    (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
-----------------------------------------------------------------------------------------------
Total distributions to
unitholders                 (0.05)    (0.06)    (0.04)    (0.03)    (0.04)    (0.06)   (0.01)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
-----------------------------------------------------------------------------------------------
Total return (b)(c)          5.31%     5.82%     3.84%     3.00%     3.71%     5.82%    0.50%
Ratio to average net
assets of (d):
 Expenses, net of waiv-
 ers and reimbursements      0.20%     0.20%     0.20%     0.20%     0.20%     0.20%    0.20%
 Expenses, before waiv-
 ers and reimbursements      0.40%     0.41%     0.43%     0.49%     0.52%     0.60%    1.33%
 Net investment income,
 net of waivers and re-
 imbursements                5.19%     5.67%     3.83%     2.99%     3.70%     5.78%    7.65%
 Net investment income,
 before waivers and re-
 imbursements                4.99%     5.46%     3.60%     2.70%     3.38%     5.38%    6.52%
Net assets at end of
year (in thousands)      $836,349  $685,142  $493,718  $386,507  $264,756  $160,750  $44,215
-----------------------------------------------------------------------------------------------

(a)  Commenced investment operations on November 7, 1990.
(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period.
(c) Total return for the year ended November 30, 1995 would have been 5.80% absent the effect of a capital contribution equivalent to $.0002 per share received from Northern Trust Corporation.
(d)  Annualized for periods less than a full year.

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For the Years Ended November 30,
Tax-Exempt Portfolio

                             1996      1995      1994        1993        1992      1991      1990      1989      1988      1987
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
NING OF YEAR                $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05      0.04
--------------------------------------------------------------------------------------------------------------------------------
Total income from in-
vestment operations          0.03      0.04      0.02        0.02        0.03      0.05      0.06      0.06      0.05      0.04
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
UNITHOLDERS FROM:
 Net investment income      (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)    (0.04)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to
unitholders                 (0.03)    (0.04)    (0.02)      (0.02)      (0.03)    (0.05)    (0.06)    (0.06)    (0.05)    (0.04)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $1.00     $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
--------------------------------------------------------------------------------------------------------------------------------
Total return (a)             3.37%     3.71%     2.62%       2.27%       2.97%     4.57%     5.71%     6.04%     4.92%     4.00%
Ratio to average net
assets of :
 Expenses, net of
 waivers and
 reimbursements              0.35%     0.35%     0.35%       0.34%       0.34%     0.35%     0.36%     0.49%     0.48%     0.45%
 Expenses, before
 waivers and
 reimbursements              0.40%     0.41%     0.36%       0.38%       0.39%     0.40%     0.43%     0.49%     0.48%     0.46%
 Net investment income,
 net of waivers and re-
 imbursements                3.32%     3.63%     2.40%       2.27%       2.95%     4.57%     5.71%     6.03%     4.92%     4.00%
 Net investment income,
 before waivers and re-
 imbursements                3.27%     3.57%     2.39%       2.23%       2.90%     4.52%     5.64%     6.03%     4.92%     3.99%
Net assets at end of
year (in thousands)      $638,507  $803,730  $853,103  $1,191,932  $1,226,480  $872,405  $752,257  $545,215  $529,680  $410,772
--------------------------------------------------------------------------------------------------------------------------------

(a) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the end of the year.

See accompanying notes to financial statements.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
November 30, 1996
1. ORGANIZATION
The Benchmark Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end manage-ment investment company. The Trust includes sixteen portfolios, each with its own investment objective. The Northern Trust Company ("Northern") acts as the Trust's investment adviser, transfer agent, and custodian. Goldman, Sachs &
Co. ("Goldman Sachs") acts as the Trust's administrator and distributor. Pre-sented herein are the financial statements of the money market portfolios.
 The Trust includes four diversified money market portfolios: Diversified As-sets Portfolio, Government Portfolio, Government Select Portfolio and Tax-Ex-empt Portfolio (the "Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP re-quires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Ac-tual results could differ from those estimates. Certain amounts reported for periods prior to the year ended November 30, 1996 have been restated to con-form to the current financial statement presentation.

(a) Investment Valuation
Investments are valued at amortized cost, which approximates market value. Un-der the amortized cost method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

(b) Repurchase Agreements
During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to exceed the market value of the repurchase agreement. The underlying collateral for all repurchase agreements is held in a customer-only account of Northern, as custodian for the Trust, at the Federal Reserve Bank of Chicago.
  Each Portfolio may enter into joint repurchase agreements with non-affili-ated counterparties through a master repurchase agreement with Northern. Northern administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios. The Diversified Assets and Government Portfolios had entered into such joint repurchase agreements as of November 30, 1996, as reflected in the accompany-ing Statements of Investments.

(c) Interest Income
Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

(d) Federal Taxes
It is each portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its unitholders. Therefore, no provision is made for federal taxes.
 At November 30, 1996, the Trust's most recent tax year end, there were capi-tal loss carryforwards for U.S. federal tax purposes of approximately $1,574,000, $305,000 and $76,000 for the Diversified Assets, Government and Government Select Portfolios, respectively. These amounts are available to be carried forward to offset future capital gains to the extent permitted by ap-plicable laws or regulations. These capital loss carryforwards expire in 2002.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS--CONTINUED
November 30, 1996

(e) Expenses
Expenses arising in connection with a specific portfolio are allocated to that portfolio.
 Expenses incurred which do not specifically relate to an individual portfolio are allocated among the Portfolios based on each Portfolio's relative average net assets for the year.

(f) Distributions
Each Portfolio's net investment income is declared daily as a dividend to unitholders of record as of 3:00 p.m., Chicago time. Net realized short-term capital gains, if any in excess of net capital loss carryforwards, are de-clared and distributed at least annually.
 Distributions of net investment income with respect to a calendar month (in-cluding with respect to units redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern in cash or automatically reinvested in addi-tional units of the Portfolio. Northern has undertaken to credit or arrange for the crediting of such distributions to each unitholder's account with Northern, its affiliates or its correspondents.

3. ADVISORY, TRANSFER AGENCY, CUSTODIAN AND OTHER AGREEMENTS
As compensation for the services rendered as investment adviser, including the assumption by Northern of the expenses related thereto, Northern is entitled to a fee, computed daily and payable monthly, at an annual rate of .25% of each portfolio's average daily net assets.
 Until further notice, Northern has voluntarily agreed to waive .15% of its advisory fee for the Government Select Portfolio, reducing such fee to .10% per annum. The effect of this waiver by Northern for the year ended November 30, 1996 was to reduce advisory fees as shown on the accompanying Statements of Operations.
 As compensation for the services rendered as custodian and transfer agent, including the assumption by Northern of the expenses related thereto, Northern receives compensation based on a pre-determined schedule of charges approved by the Board.
 The Trust and Northern Trust Corporation (the "Corporation"), parent company of Northern, entered into an agreement (the "Put Agreement") dated May 19, 1994 which provided the Trust the right to require the Corporation to pur-chase, and the Corporation the right to require the Trust to sell, certain Federal Home Loan and Federal Farm Credit Banks securities held by the Diver-sified Assets, Government and Government Select Portfolios on or before June 19, 1995 (the "final purchase date"). Pursuant to the Put Agreement, the Cor-poration, on June 19, 1995, purchased these securities at amortized cost, which exceeded market value by approximately $1,519,000, $915,000 and $115,000 for the Diversified Assets, Government and Government Select Portfolios, re-spectively. The Portfolios recorded realized losses to the extent the purchase price exceeded market value of the securities. The Portfolios received capital contributions from the Corporation in connection with the Put Agreement, which served to offset such losses.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
As compensation for the services rendered as administrator, and the assumption by Goldman Sachs of expenses related thereto, Goldman Sachs is entitled to re-ceive from each Portfolio a fee, computed daily and payable monthly, at an an-nual rate of .25% of the first $100 million, .15% of the next $200 million,
 .075% of the next $450 million and .05% of any excess over $750 million of the average daily net assets of each Portfolio.
 Goldman Sachs has voluntarily agreed to waive a portion of its administration fees in the event that overall administration fees earned during the prior fiscal year exceeded certain specified levels. For the year ended November 30, 1996, there was no reduction in administration fees due to this waiver.
 Furthermore, Goldman Sachs has agreed to reimburse the portfolios for certain expenses in the event that such expenses, as defined, exceed, on an annualized basis,

--------------------------------------------------------------------------------
 .10% of each portfolio's average daily net assets. The expenses reimbursed dur-ing the year ended November 30, 1996, are shown on the accompanying Statements of Operations.
 Goldman Sachs receives no compensation under the Distribution Agreement.

5. BANK LOANS
The Trust maintains a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are se-cured by pledged securities equal to or exceeding 120% of the outstanding bal-ance.
 There were no borrowings under this agreement during the year ended November 30, 1996.

The Benchmark Funds
Money Market Portfolios
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS


To the Unitholders and Trustees of
The Benchmark Funds
Money Market Portfolios

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios, comprising the Money Market Portfolios of The Benchmark Funds, as of November 30, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investments owned at November 30, 1996 by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select and Tax-Exempt Portfolios, comprising the Money Market Portfolios of The Benchmark Funds, at November 30, 1996, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
January 21, 1997

THE BENCHMARK FUNDS

Investment Adviser, Transfer Agent and Custodian

The Northern Trust Company
50 S. LaSalle Street
Chicago, IL 60675

Administrator and Distributor

Goldman, Sachs & Co.
4900 Sears Tower
Chicago, IL 60606

Trustees

William H. Springer, Chairman
Edward J. Condon, Jr.
John W. English
James J. Gavin, Jr.
Frederick T. Kelsey
Richard P. Strubel

Officers

Paul W. Klug, Jr., President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Independent Auditors

Ernst & Young LLP
233 S. Wacker Dr.
Chicago, IL 60606

Legal Counsel

Drinker Biddle & Reath
1345 Chestnut Street
Philadelphia, PA 19107

 This Annual Report is
authorized for distribution to
prospective investors only
when preceded or accompanied
by a Prospectus which contains
facts concerning the
objectives and policies,
management expenses and other
information.


The
Benchmark
Funds

Money
Market
Portfolios



          Annual Report
          November 30, 1996

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

The following is a description of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Inc., a division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch") and Thomson BankWatch, Inc. ("TBW").

Long-Term Corporate and Tax-Exempt Debt Ratings

The two highest ratings of Moody's for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody's may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. The notation (P) when applied to forward delivery bonds indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds. In addition, Moody's has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. S&P may attach the rating "r" to highlight derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks.

The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality.

                                      1-A

Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

The two highest ratings of TBW for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be extremely high. Bonds rated AA indicate a very strong ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. TBW does not rate tax-exempt bonds.

TAX-EXEMPT NOTE RATINGS

Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade. MIG-1/VMIG-1 denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P describes its SP-1 rating of municipal notes as follows: "Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation." Municipal notes rated SP-2 are deemed to have satisfactory capacity to pay principal and interest.

D&P uses the fixed-income ratings described above under "Corporate and Tax-Exempt Bond Ratings" for tax-exempt notes and other short-term obligations.

                                       2A

Fitch's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper and municipal and investment notes. The highest ratings of Fitch for short-term securities are F-1+, F-1 and F-2. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 ratings.

TBW does not rate tax-exempt notes.

SHORT-TERM CORPORATE AND TAX-EXEMPT DEBT RATINGS

Short-term ratings, set forth below (except TBW's), are applied to tax-exempt as well as taxable debt.

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.

S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) sign designation. The A-2 designation indicates that capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

The two highest ratings of D&P for commercial paper are D1 and D2. D&P employs three designations, D1 plus, D1 and D1 minus, within the highest rating category. D1 plus indicates highest certainty of timely payment. Short-term liquidity including internal operating factors, and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. D1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. D1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D2 indicates good certainty of timely payment. Liquidity factors and company

                                       3A
fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch uses the short-term ratings described above under "Tax-Exempt Note Ratings" for commercial paper.

TBW's short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated debt instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers and other financial insti tutions. The two highest short-term ratings of TBW are TBW-1 and TBW-2. Debt rated TBW-1 indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The TBW-2 designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

                                       4A